OFFICE LEASE

                                     between

                        BROOKWOOD MERIDIAN PARTNERS LTD.

                                    LANDLORD

                                       and

          INTERNATIONAL COSMETICS MARKETING CO., A FLORIDA CORPORATION
                         d/b/a BEVERLY SASSOON WORLDWIDE

                                     TENANT

                               Date:_____________



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                                TABLE OF CONTENTS
                                -----------------

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
ARTICLE 1.  BASIC LEASE INFORMATION......................................................................1
         1.1      Basic Lease Information................................................................1
         1.2      Definitions............................................................................3
         1.3      Exhibits...............................................................................3

ARTICLE 2.  AGREEMENT....................................................................................5

ARTICLE 3.  TERM, DELIVERY, AND ACCEPTANCE OF PREMISES...................................................5
         3.1      Delivery of Possession.................................................................5
         3.2      Early Entry............................................................................5

ARTICLE 4.  MONTHLY RENT.................................................................................5

ARTICLE 5.  .............................................................................................6
         5.1      General................................................................................6
         5.2      Definitions............................................................................6
         5.3      Share of Taxes.........................................................................8
         5.4      Final Determinations..................................................................10
         5.5      Operating Expenses....................................................................10
         5.6      Disputes..............................................................................11
         5.7      Audit.................................................................................12
         5.8      Survival After Termination............................................................12

ARTICLE 6.  INSURANCE...................................................................................12
         6.1      Landlord's Insurance..................................................................12
         6.2      Tenant's Insurance....................................................................13
         6.3      Forms of Policies.....................................................................13
         6.4      Waiver of Subrogation.................................................................14
         6.5      Adequacy of Coverage..................................................................14

ARTICLE 8.  REQUIREMENTS OF LAW; FIRE INSURANCE.........................................................14
         8.1      General...............................................................................14
         8.2      Hazardous Materials...................................................................14
         8.3      Certain Insurance Risks...............................................................15

ARTICLE 9.   ASSIGNMENT AND SUBLETTING..................................................................16
         9.1      General...............................................................................16
         9.2      Submission of Information.............................................................16
         9.3      Payments to Landlord..................................................................16
         9.4      Prohibited Transfers..................................................................17
         9.5      Landlord's Options....................................................................17
         9.6      Permitted Transfer....................................................................17

ARTICLE 10.  RULES AND REGULATIONS......................................................................17

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ARTICLE 11.  COMMON AREAS...............................................................................18

ARTICLE 12.  LANDLORD'S SERVICES........................................................................18
         12.1     Landlord's Repair and Maintenance.....................................................18
         12.2     Landlord's Other Services.............................................................19
         12.3     Tenant's Costs........................................................................19
         12.4     Limitation on Liability...............................................................19

ARTICLE 13.  TENANT'S CARE OF THE PREMISES..............................................................20

ARTICLE 14.  ALTERATIONS................................................................................20
         14.1     General...............................................................................20
         14.2     Free-Standing Partitions..............................................................21
         14.3     Removal...............................................................................21

ARTICLE 15.  MECHANICS' LIENS...........................................................................21

ARTICLE 16.  END OF TERM................................................................................22

ARTICLE 17.  EMINENT DOMAIN.............................................................................22

ARTICLE 18.  DAMAGE AND DESTRUCTION.....................................................................23

ARTICLE 19.   SUBORDINATION.............................................................................24
         19.1     General...............................................................................24
         19.2     Attornment............................................................................24

ARTICLE 20.  ENTRY BY LANDLORD..........................................................................25

ARTICLE 21.  INDEMNIFICATION, WAIVER, AND RELEASE.......................................................26
         21.1     Indemnification.......................................................................26
         21.2     Waiver and Release....................................................................26

ARTICLE 22.  SECURITY DEPOSIT...........................................................................26

ARTICLE 23.  QUIET ENJOYMENT............................................................................27

ARTICLE 24.  EFFECT OF SALE.............................................................................27

ARTICLE 25.  DEFAULT....................................................................................27
         25.1     Event of Default......................................................................27
         25.2     Landlord's Remedies...................................................................28
         25.3     Certain Damages.......................................................................29
         25.4     Continuing Liability After Termination................................................30
         25.5     Cumulative Remedies...................................................................30

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         25.6     Waiver of Redemption..................................................................31

ARTICLE 26. PARKING.....................................................................................31

ARTICLE 27.  MISCELLANEOUS..............................................................................32
         27.1     No Offer..............................................................................32
         27.2     Joint and Several Liability...........................................................32
         27.3     No Construction Against Drafting Party................................................32
         27.4     Time of the Essence...................................................................32
         27.5     No Recordation........................................................................32
         27.6     No Waiver.............................................................................32
         27.7     Limitation on Recourse................................................................32
         27.8     Estoppel Certificates.................................................................32
         27.9     Attorneys' Fees.......................................................................33
         27.10    No Merger.............................................................................33
         27.11    Holding Over..........................................................................33
         27.12    Notices...............................................................................33
         27.13    Severability..........................................................................34
         27.14    Written Amendment Required............................................................34
         27.15    Entire Agreement......................................................................34
         27.16    Captions..............................................................................34
         27.17    Notice of Landlord's Default..........................................................34
         27.18    Authority.............................................................................34
         27.19    Brokers...............................................................................34
         27.20    Governing Law.........................................................................34
         27.21    Late Payments.........................................................................34
         27.22    No Easements for Air or Light.........................................................35
         27.23    Tax Credits...........................................................................35
         27.24    Relocation of the Premises............................................................35
         27.25    Financial Reports.....................................................................35
         27.27    Binding Effect........................................................................35
         27.28    Terms.................................................................................35
         27.29    Definition of Landlord................................................................35
         27.30    Rights Cumulative.....................................................................36
         27.31    Change of Building Name...............................................................36
         27.32    Force Majeure.........................................................................36
         27.33    Third Party Beneficiary...............................................................36
         27.34    No Joint Venture......................................................................36
         27.35    Remedies..............................................................................36
         27.36    Waiver of Jury Trial..................................................................36

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                                       iii

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                                  OFFICE LEASE

         THIS OFFICE LEASE ("Lease") is entered into by Landlord and Tenant as described in the following basic lease information on the date that is set forth for reference only in the following basic lease information. Landlord and Tenant agree:

                       ARTICLE 1. BASIC LEASE INFORMATION

         1.1 Basic Lease Information. In addition to the terms that are defined elsewhere in this Lease, these terms are used in this Lease:

                  (a)      LEASE DATE:  NOVEMBER 1, 1999.

                  (b)      LANDLORD:  BROOKWOOD MERIDIAN PARTNERS LTD.

                  (c)      LANDLORD'S ADDRESS:

                           TRAMMELL CROW COMPANY, AS AGENT
                           1515 SOUTH FEDERAL HIGHWAY SUITE 113
                           BOCA RATON, FLORIDA 33432

                           with a copy at the same time to: N/A

                  (d)      TENANT:    INTERNATIONAL COSMETICS MARKETING CO., A
                                      FLORIDA CORPORATION d/b/a BEVERLY SASSOON
                                      WORLDWIDE

                  (e)                                TENANT'S ADDRESS: The
                                                     Premises as defined in this
                                                     Lease with a copy at the
                                                     same time to:

                           6501 PARK OF COMMERCE BLVD., SUITE 205
                           BOCA RATON, FLORIDA 33487


                  (f)      BUILDING ADDRESS:         6501 PARK OF COMMERCE BLVD.
                                                     BOCA RATON, FLORIDA 33487


                  (g) PREMISES: The premises shown on Exhibit A to this Lease, known as Suite 205

                  (h)      RENTABLE AREA OF THE PREMISES:. For purposes of this
                           Lease the rentable square footage of the Premises shall be deemed to be approximately 4,251 square feet.

                  (i) RENTABLE AREA OF THE BUILDING: For purposes of this lease the rentable square footage of the building shall be deemed to be 51,006 square feet.

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                  (j)      TERM: 60 months beginning on the Commencement Date
                           and expiring on the Expiration Date.

                  (k)      COMMENCEMENT DATE:  November 1, 1999.

                  (l)      EXPIRATION DATE: October 31, 2004.

                  (m) SECURITY DEPOSIT: $ 50,000.00. To be paid $10,000.00 at lease execution and $40,000 prior to occupancy.

                  (n)      YEARLY & MONTHLY RENT:
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Amount Per Year                     Amount Per Month            Commencing On                          Ending On
---------------                     ----------------            -------------                          ---------
Year 1 - $63,765.00                    $5,313.75                NOVEMBER 1, 1999                     OCTOBER 31, 2000
Year 2 - $63,765.00                    $5,313.75                NOVEMBER 1, 2000                     OCTOBER 31, 2001
Year 3 - $66,315.60                    $5,526.30                NOVEMBER 1, 2001                     OCTOBER 31, 2002
Year 4 - $68,968.22                    $5,747.35                NOVEMBER 1, 2002                     OCTOBER 31, 2003
Year 5 - $71,726.95                    $5,977.25                NOVEMBER 1, 2003                     OCTOBER 31, 2004

*plus sales tax and additional rent.

  FIRST MONTH'S AND LAST MONTH'S RENT SHALL BE DUE UPON EXECUTION OF THE LEASE

                  (o)      BASE YEAR: 1999

                  (p) TENANT'S SHARE: 8.33% percent (determined by dividing the Rentable Area of the Premises by the Rentable Area of the Building, multiplying the resulting quotient by 100, and rounding to the 3rd decimal place).

                  (q)      PARKING SPACES: 15 spaces according to Article 26.

                  (r) PARKING CHARGE: $N/A per parking space per month, subject to adjustments specified in Article 26.

                  (s) BROKER: TRAMMELL CROW COMPANY, DUNCAN M. BLACK, AGENT (to be paid by landlord)

                  (t)      BUSINESS HOURS:           N/A a.m. to _______ p.m. on
                                                     Monday through Friday.
                                                     N/A a.m. to _______ p.m. on
                                                     Saturday.

                  (u) USE: TENANT SHALL USE THE PREMISES AS OFFICE SPACE ONLY IN PURSUIT OF THEIR BUSINESS.

                  (v) SIGNAGE: TENANT SHALL HAVE THE RIGHT TO HAVE ITS NAME ON THE TENANT DIRECTORY AND ENTRYWAY TO ITS
                                            PREMISES AT TENANT'S EXPENSE.

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                  (w)      OPERATING EXPENSE STOP: BUDGETED 1999 OPERATING
                           EXPENSES ARE PROJECTED AT $4.36/S.F. AND ARE INCLUDED IN THE ANNUAL BASE RENT QUOTED ABOVE. TENANT SHALL BE RESPONSIBLE FOR ANY INCREASE IN THE OPERATING EXPENSES OVER AND ABOVE THIS AMOUNT. TENANT SHALL ALSO BE RESPONSIBLE FOR ELECTRICITY AND JANITORIAL SERVICE.

                  (x) TENANT IMPROVEMENTS: Landlord is not responsible to perform any improvements to the premises. Tenant may make improvements to the premises and/or lobby area at their own expense and provided that Landlord has approved in writing plans and specifications of said improvements.

                  (y)      GUARANTY:  N/A

         1.2      Definitions.

                  (a) ADDITIONAL RENT: Any amounts that this Lease requires Tenant to pay in addition to Monthly Rent.

                  (b) BUILDING: The building located on the Land and of which the Premises are a part.

                  (c) LAND: The land on which the Project is located and which is described on Exhibit B. 4.

                  (d) PRIME RATE: The rate of interest from time to time announced by The Wall Street Journal as the "prime rate." If The Wall Street Journal or any reasonable successor to it ceases to announce the prime rate, the Prime Rate will be a comparable interest rate designated by Landlord to replace the Prime Rate.

                  (e) PROJECT: The development consisting of the Land and all improvements built on the Land, including without limitation the Building, parking lot, parking structure, if any, walkways, driveways, fences, and landscaping.

                  (f)      RENT:  The Monthly Rent and Additional Rent.

                  (g) WORKLETTER: The workletter attached to this Lease as Exhibit C (if any).

If any other provision of this Lease contradicts any definition of this Article 1, the other provision will prevail.

         1.3 Exhibits. The following exhibits and addenda are attached to this Lease and are made a part of this Lease:

         EXHIBIT A - The Premises EXHIBIT B - Legal Description of the Land EXHIBIT C - Intentionally Omitted EXHIBIT D - Rules and Regulations EXHIBIT E - Commencement Date and Estoppel Certificate
         EXHIBIT F - Intentionally Omitted
         EXHIBIT G - Intentionally Omitted
         EXHIBIT H - Intentionally Omitted
         EXHIBIT I - Intentionally Omitted
         EXHIBIT J - Florida Provisions

             * * * [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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                              ARTICLE 2. AGREEMENT

         In consideration for the Rent and other covenants and agreements made by Tenant, Landlord leases the Premises to Tenant, and Tenant leases the Premises from Landlord, according to this Lease. The duration of this Lease will be the Term. The Term will commence on the Commencement Date and will expire on the Expiration Date unless terminated earlier pursuant to the terms of this Lease.


              ARTICLE 3. TERM, DELIVERY, AND ACCEPTANCE OF PREMISES

         3.1 Delivery of Possession. Landlord will be deemed to have delivered possession of the Premises to Tenant on the Commencement Date, as it may be adjusted pursuant to the Workletter. Landlord will construct or install in the Premises the Improvements as defined in the Workletter to be constructed or installed by Landlord according to the Workletter. Except as expressly set forth in the Workletter, Landlord shall deliver to Tenant possession of the Premises AS IS in its present condition on the Commencement Date. Tenant acknowledges that neither Landlord nor its agents or employees have made any representations or warranties as to the suitability or fitness of the Premises for the conduct of Tenant's business or for any other purpose, nor has Landlord or its agents or employees agreed to undertake any alterations or construct any Tenant improvements to the Premises except as expressly provided in this Lease and the Workletter. If for any reason Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease will not be void or voidable, and Landlord will not be liable to Tenant for any resultant loss or damage. Tenant will execute and deliver to Landlord the Commencement Date and Estoppel Certificate attached to this Lease as Exhibit E within 3 days of Landlord's request.

         3.2 Early Entry. If Tenant is permitted entry to the Premises prior to the Commencement Date for the purpose of installing fixtures or any other purpose permitted by Landlord, the early entry will be at Tenant's sole risk and subject to all the terms and provisions of this Lease as though the Commencement Date had occurred, except for the payment of Rent, which will commence on the Commencement Date. Tenant, its agents, or employees will not interfere with or delay Landlord's completion of construction of the improvements. Tenant hereby agrees to indemnify Landlord against any injury, and loss or damage which may occur to any person or to any of the Tenant's work or installations made in such Premises, Building or Project, or to any personal property placed therein, the same being at Tenant's sole risk, and, prior to any early entry by Tenant, provide Landlord with proof of insurance coverages described in this Lease. Landlord has the right to impose additional conditions on Tenant's early entry that Landlord, in its reasonable discretion, deems appropriate and Landlord will further have the right to require that Tenant execute an early entry agreement containing those conditions prior to Tenant's early entry.

                             ARTICLE 4. MONTHLY RENT

         Throughout the Term of this Lease, Tenant will pay Monthly Rent to Landlord as rent for the Premises. Monthly Rent will be paid in advance on or before the first day of each calendar month of the Term. If the Tenn commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, then Monthly Rent will be appropriately prorated by Landlord based on the actual number of calendar in such month. If the Term commences on a day other than the first day of a calendar month, then the prorated Monthly Rent for such month will be paid on or before the first day of the Term. Monthly Rent will be paid to Landlord, without written notice or demand, and without deduction or offset, in lawful money of the

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United States of America at landlord's address, or to such other address as
Landlord may from time to time designate in writing.

              ARTICLE 5. INCREASES IN TAXES AND OPERATING EXPENSES

         5.1 General. During each calendar year of the original and any additional term hereof (pro-rated for any period less than a year) Tenant shall pay to Landlord as addition rent, "Tenant's Share of Taxes" (as hereinafter defined) and "Tenant's Share of Operating Expenses" (as hereinafter defined) for each such calendar year which is in excess of Tenant's Share of Taxes or Tenant's Share of Operating Expenses (either or both, as the case may be) for the Base Year as more fully described in this Article 5.

         5.2 Definitions. As used in this Article 5, or elsewhere in this Lease, the following terms shall be defined as hereinafter set forth:

                  (a) "Taxes" shall mean all real estate taxes and assessments, general or special, ordinary or extraordinary, foreseen or unforeseen, imposed upon the Project, and any existing or future improvements of whatever kind thereto or thereon. Taxes shall include, without limitation, any assessment imposed by any public or private entity by reason of the Project being located in a special services district or similar designation. If, due to a future change in the method of taxation, any franchise, income, profit or other tax, however designated, shall be levied or imposed in substitution, in whole or in part, for (or in lieu of) any tax which would otherwise be included within the definition of Taxes, such other tax shall be deemed to be included within Taxes as defined herein.

                  (b)      (1)      "Operating Expenses" shall mean the actual
                                    expenses paid or incurred by Landlord in the operation, maintenance and management of the Project (after deducting any reimbursement, discount, credit, insurance proceeds, reduction or other allowance received by Landlord) and shall include, without limitation: (A) service, repair, replacement and other maintenance to the Building and components thereof (excluding the leasehold premises, said expenses other than HVAC shall be borne separately by the Tenant) ;
                                    (B) wages and salaries (and taxes and other charges imposed upon employers with respect to such wages and salaries) and fringe benefits paid to persons employed by Landlord for rendering service in the operation, maintenance, and repair of the Building and related facilities and amenities; (C) costs of independent contractors hired for the operation, maintenance and repair of the Building and related facilities and amenities; (D) costs of electricity, steam, water, fuel, heating, lighting, air conditioning, sewer and other utilities chargeable to the operation and maintenance of the Building; (but excluding the interior of the leasehold premises - see
                                    Article 12.3) (E) cost of insurance for and relating to the Project, including fire and extended coverage (or such greater coverages as Landlord may elect to carry), elevator, boiler, sprinkler leakage, water damage, public liability and property damage, plate glass, and rent protection, but excluding any charge for increased premiums due to acts or omissions of other occupants of the Building because of extra risk which are reimbursed to Landlord by such other occupants (or if Landlord self insures the Project or any part thereof, a sum in lieu thereof which is not in excess of the then prevailing rates for such insurance for comparable projects; (F) costs of supplies;
                                    (G) costs of window cleaning, security
                                    services, landscaping, snow and ice removal and painting; (H) sales or use taxes on supplies and services; (1) consulting, accounting fees, legal, tax appeal, engineering and other professional fees and expenses; (J) management fees, or if no managing agent is employed by Landlord a sum in lieu thereof which is not in excess of the then prevailing rates for management fees for comparable projects; (K) alterations and improvements to the Project which are not capital in nature made by reason of any requirement of any insurance underwriters or any federal, state, or local statutes, regulations, ordinances, or any other duly constituted public authorities having jurisdiction over the Premises
                                    (hereinafter Governmental Requirement); and
                                    (L) without limiting any of the foregoing, any other expense or charge which, in accordance with sound accounting and management principles generally accepted, would be construed as an operating expense.
                                    The term "Operating Expenses" shall not
                                    include: (A) the cost of redecorating or repairing, or special cleaning or other services, not provided on a regular basis to office tenants of the Building including but not limited to the air conditioning and heating unit within the leasehold premises;
                                    (B) wages, salaries or fees paid to
                                    executive personnel of Landlord; (C) the cost of any replacement item which, by standard accounting practice, should be capitalized (except as other provided in subsection (3) below; (D) any charge for depreciation or interest paid or incurred by Landlord; (E) any charge for Landlord's income tax, excess profit taxes; franchise taxes or similar taxes on Landlord's business; (F) leasing commissions; (G) real estate taxes; or (H) legal fees for the negotiation or enforcement of leases. If
                                    Landlord is not furnishing any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of performance by Landlord, Operating Expenses shall nevertheless be deemed to include the amount Landlord would reasonably have incurred if Landlord had in fact performed the work or service at its expense.

                           (2) Tenant's Expense Share is a fixed percentage and does not vary with changing occupancy levels of the Building. Operating Expenses are computed for the Building as a whole. Accordingly, in order to stabilize the calculation of increase in Operating Expenses on a square foot basis for the Demised Premises, a further adjustment is to be made as follows: In determining Operating Expenses for any year, if the Building was less than 95% occupied during such entire year, or was not in operation during such entire year, then Operating Expenses shall be annualized by Landlord (taking into account seasonal variations) and adjusted to reflect the amount that such expenses would normally be expected to have been, in the reasonable estimate of Landlord, had the Building been 95%

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

                                    occupied and operational throughout such year, except that in no event shall such adjustment result in an amount less than the actual Operating Expenses.

                           (3) In the event Landlord shall make a capital expenditure for an "Essential Capital Improvement", as hereinafter defined in this subsection (3), during any year, the annual amortization of such expenditure (determined by dividing the amount of the expenditure by the useful life of the improvement, as determined by the Landlord), together with interest at the greater of the Prime Rate prevailing plus 2% or Landlord's actual borrowing rate for such Essential Capital Improvement, shall be deemed in Operating Expenses for each year of such useful life. As used herein, an "Essential Capital Improvement" means any of the following:

                                    (A)     a labor saving device, energy saving
                                            device or other installation,
                                            improvement or replacement which
                                            reduces Operating Expenses as
                                            referred to above, whether or not
                                            voluntary or required by
                                            governmental mandate; or

                                    (B)     an installation, change,
                                            improvement, addition, alteration or
                                            removal of any architectural
                                            barriers, whether or not the
                                            foregoing are structural in nature,
                                            made by reason of any Governmental
                                            Requirements whether or not such
                                            Governmental Requirements existed on
                                            the date of execution of this Lease
                                            if such Governmental Requirement is
                                            or will be applicable generally to
                                            similar office buildings; or

                                    (C)     an installation or improvement which
                                            directly enhances the health or
                                            safety of tenants in the Building
                                            generally, whether or not voluntary
                                            or required by governmental mandate
                                            (as, for example, but without
                                            limitation, for fire safety or
                                            security).

         5.3      Share of Taxes.

                  (a) Increase in Taxes. For and with respect to each calendar year within which the term of this Lease (and any renewal or extension thereof) falls, there shall accrue, as additional rent, the amount, if any, by which Tenant's Share of Taxes for such calendar year (annualized for any partial year) exceeds the Tenant's Share of Taxes for the Base Year. Such additional rent shall be prorated on a per-diem basis for any partial calendar year included within the term. Such additional rent for any calendar year is hereinafter referred to as an "Increase in Taxes", and one-twelfth (1/12) of such amount is hereinafter referred to as a "Monthly Tax Increase."

                  (b) Payment of Increase in Taxes. At Landlord's option, each Increase in Taxes shall be paid with respect to each calendar year in either or both of the following manners:

                           (1) Within thirty (30) days after receipt from Landlord of a Statement of Taxes (defined below) containing the amount due from Tenant on

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

                                    account of the Increase in Taxes, but in any event at least thirty (30) days prior to the last date the tax in question is payable by Landlord to the taxing authority with discount; or

                           (2) At any time during the term of this Lease, or any extension or renewal hereof, Landlord may decide that in lieu of a one time payment of the Increase in Taxes provided in Subparagraph (5.3)(1) above, Landlord may require Tenant to pay any Increase in Taxes in accordance with Subparagraph (5.3)(d) below.

                  (c) Statement of Tax Increases. On or before sixty (60) days after Landlord receives any Statement of Taxes due from the applicable governmental agency (or as soon thereafter as practicable), Landlord shall furnish to Tenant a "Statement of Taxes" setting forth, in reasonable detail:

                           (1) The Amount of Taxes for the calendar Year for which Taxes are payable to the taxing authority;

                           (2)      The Increase in Taxes for such calendar
                                    Year;

                           (3) The amount, if any, previously paid by Tenant to Landlord on account of any Increase in Taxes for such calendar year;

                           (4) The amount due from Tenant on account of any Increase in Taxes; and

                           (5) If applicable, the Monthly Tax Increase payable during the calendar year.

                  (d) Payment of Increase in Taxes on a Monthly Basis. At Landlord's option, payment of additional rent on account of an increase in Taxes for any given calendar year shall be made in advance as follows:

                           (1)      On the first day of the first month
                                    following either receipt by Tenant of the Statement of Taxes or, if later, notice of Landlord's election to have an Increase in Taxes paid on a monthly basis, Tenant shall pay to Landlord an amount equal to the Monthly Tax Increase multiplied by the number of months fully or partially elapsed in the calendar year (including the month in which the payment is made); and

                           (2) Commencing on the first day of the second month following either receipt by Tenant of the Statement of Taxes or, if later, notice of Landlord's election, and continuing until the receipt by Tenant of the next Statement of Taxes, the minimum monthly installments of rent due hereunder shall be increased by an amount equal to the Monthly Tax Increase, subject to the provisions set forth in Subparagraph 5.3(e) below; and

                           (3) Any overpayment by Tenant of additional rent due on account of the Increase in Taxes shall be adjusted by a credit to Tenant given contemporaneously with the furnishings of the next Statement of Taxes.

                  (e) Optional Billing for Taxes. At Landlord's option, exercisable with respect to any one or more calendar years during the term of this Lease, Landlord may include, within the Statement of Taxes furnished to Tenant pursuant to Subparagraphs 5.3(c) and 5.3(d) above, Landlord's good faith estimate of Taxes for the following calendar year, and the estimated annual Increase in Taxes based thereon. In such case, the "Monthly Tax Increase" as used in Subparagraph 5.3(d) above, for the computation of Tenant's payments to Landlord during the calendar year on account of the Increase in Taxes payable to the taxing authority for the following calendar year shall be equal to one-twelfth (1/12) of the aforesaid estimated Increase in Taxes.

         5.4 Final Determinations. For purposes of Section 5.3 above, any assessment upon which Tenant's Share of Taxes is based shall be deemed to be the amount initially assessed until such time as an abatement, refund, rebate or increase, if any (retroactive or otherwise), shall be finally determined to be due, and upon such final determination, Landlord shall promptly notify Tenant of the amount if any due to Tenant or Landlord, as the case may be, as a result of the adjustment, and appropriate payment to Landlord or Tenant, as the case may be, shall thereafter be promptly made. Landlord shall have no duty to Tenant to contest, appeal or otherwise challenge any Taxes. In the event of any reduction in Taxes by reason of legal or other action taken by Landlord, there shall be added to and be deemed a part of the Taxes in question the amount of Landlord's legal and other costs and expenses in obtaining the reduction (but not an amount in excess of the tax savings).

         5.5      Operating Expenses.

                  (a) Share of Operating Expenses. For and with respect to each calendar year of the term of this Lease (and any renewals or extensions thereof) there shall accrue, as additional rent, the amount, if any, by which Tenant's Share of Operating Expenses for such calendar year exceeds Tenant's Share of Operating Expenses for the Base Year. Such additional rent shall be prorated on a per-diem basis for any partial calendar year. Such additional rent for any calendar year is hereinafter referred to as the "Operating Expense Increase", and one-twelfth of such amount is hereinafter referred to as the "Monthly Increase."

                  (b) Comparative Statements. Payments. On or before April 30 (or as soon thereafter as practicable) of each calendar year during the term hereof, and any renewals and extensions thereof, Landlord shall furnish to Tenant a statement of Operating Expenses prepared by Landlord setting forth, in reasonable detail: (1) Operating Expenses for the preceding calendar year, (2) the Operating Expense Increase for the preceding calendar year, (3) the amount, if any, paid by Tenant to Landlord during the preceding calendar year on account of said Operating Expense Increase, (4) the amount due by Tenant on account of the Operating Expense Increase, and (5) the Monthly Increase. Payment of the additional rent due on account of the Operating Expense Increase for the preceding calendar year shall be made by Tenant within fifteen (15) days after receipt by Tenant of such statement.

                           Tenant shall also make payments to Landlord, on account of the Operating Expense Increase for the then current calendar year, as follows:

                           (1)      On the first day of the first month
                                    following receipt by Tenant of the annual statement, Tenant shall pay to Landlord an amount equal to the Monthly Increase multiplied by the number of months fully or partially elapsed in the current calendar year (including the month in which the payment is made), less any payments which may have been made for such elapsed months pursuant to Subparagraph 5.5(c) below;

                           (2) Commencing on the first day of the second month following receipt by Tenant of the annual comparative statement, and continuing until the receipt by Tenant of the next annual statement, the minimum monthly installments of rent due hereunder shall be increased by an amount equal to the Monthly Increase, subject to the provisions set forth in Subparagraph 5.5(c) below. Any overpayment by Tenant of additional rent due on account of the Operating Expense Increase shall be adjusted by a credit to Tenant given contemporaneously with the furnishing of the next comparative statement.

                  (c) Optional Billing for Operating Expenses. At Landlord's option, exercisable with respect to any one or more calendar years during the term of this Lease, Landlord may include, within the comparative statement furnished to Tenant pursuant to Subparagraph 5.5(b) above, Landlord's good faith estimate of Operating Expenses for the then current calendar year, and the estimated annual Operating Expense Increase based thereon. In such case, the "Monthly Increase" as used in Subparagraph 5.5(b) above for the computation of Tenant's payments on account of the Operating Expense Increase for the current year, shall be equal to one-twelfth of the aforesaid estimated Operating Expense Increase.

         5.6 Disputes. The information set forth on each Comparative Statement of Operating Expenses and on each Statement of Taxes furnished to Tenant as provided hereinabove shall be deemed approved by Tenant unless, within thirty
(30) days after submission to Tenant, Tenant shall notify Landlord that it disputes the correctness thereof, specifying in detail the basis for such assertion. Pending the resolution of any dispute, however, Tenant shall continue to make payments in accordance with the information contained in the comparative statement. Landlord agrees to promptly provide to Tenant, upon request, extracts from Landlord's books and records which are relevant to any items in dispute.

         5.7 Audit. In the event Tenant elects to audit Landlord's Comparative Statement of Operating Expenses or Statement of Taxes in accordance with this clause, such audit must be (i) conducted by an independent reputable mutually agreeable accounting firm that is not being compensated by Tenant on a contingency fee basis. and (ii) completed within sixty (60) days following Tenant's notice disputing the correctness of the Comparative Statement of Operating Expenses pursuant to Section 5.6 above. Furthermore, all of the information obtained through the Tenant's audit with respect to financial matters (including, without limitation, costs, expenses, income) and any other matters pertaining to the Landlord and/or the Project as well as any compromise, settlement, or adjustment reached between Landlord and Tenant relative to the results of the audit shall be held in strict confidence by the Tenant and its officers, agents, and employees; and Tenant shall cause its auditor and any of its officers, agents, and employees to be similarly bound. As a condition precedent to Tenant's exercise of its right to audit, Tenant must deliver to Landlord a signed confidentiality agreement from the auditor (in form acceptable to Landlord) acknowledging that all of the results of such audit as well as any compromise, settlement, or adjustment reached between Landlord and Tenant shall be held in strict confidence and shall not be revealed in any manner to any person except upon the prior written consent of the Landlord. Tenant understands and agrees that this provision is of material importance to the Landlord and that any violation of the terms of this provision shall result in immediate and irreparable harm to the Landlord. Landlord shall have all rights allowed by law or equity if Tenant, its officers, agents, or employees and/or the auditor violate the terms of this provision, including, without limitation, the right to terminate this Lease or the right to terminate Tenant's right to audit.

         5.8 Survival After Termination. If upon termination of this Lease for any cause, the amount of any additional rent due pursuant to Article 5 has not yet been determined, an appropriate payment from Tenant to Landlord, or refund from Landlord to Tenant, shall be made within thirty (30) days after Tenant's receipt of such determination from Landlord.

                              ARTICLE 6. INSURANCE

         6.1 Landlord's Insurance. At all times during the Term, Landlord will carry and maintain:

                  (a) Fire and extended coverage insurance covering the Project, its equipment, common area furnishings, and leasehold improvements in the Premises to the extent of the Tenant Finish Allowance (as that term is defined in the Workletter);

                  (b) Bodily injury and property damage liability insurance; and

                  (c) Such other insurance as Landlord reasonably determines from time to time.

                  The insurance coverages and amounts in this Section 6.1 will be reasonably determined by Landlord.

         6.2 Tenant's Insurance. At all times during the Term, Tenant will carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request, with insurance companies and on forms satisfactory to
Landlord:

                  (a) Bodily injury and property damage liability insurance, with a combined single occurrence limit of not less than $3,000,000 per occurrence. All such insurance will be equivalent to coverage offered by a commercial comprehensive general liability form, including without limitation personal injury, products and completed operations, broad form property damage, and contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in Article 21 of this Lease;

                  (b) Insurance covering all of Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property owned and used in Tenant's business and found in, on or about the Project, and any leasehold improvements to the Premises other than those provided by Landlord at the beginning of the Term, if any, provided pursuant to the Workletter in an amount not less than the full replacement cost. Property forms will provide coverage on a broad form basis insuring against "all risks of direct physical loss." All policy proceeds will be used for the repair or replacement of the property damaged or destroyed; however, if this Lease ceases under the provisions of Article 18, Tenant will be entitled to any proceeds resulting from damage to Tenant's furniture and fixtures, machinery, equipment, stock, and any other personal property;

                  (c) Worker's compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the worker's compensation laws of the state in which the Project is located, including employer's liability insurance in the limits required by the laws of the state in which the Project is located; and

                  (d) Owned, hired, or non-owned comprehensive automobile liability at a limit of liability not less than $3,000,000 combined bodily injury and property damage per occurrence.

                  If Tenant fails to obtain or maintain any insurance required hereunder, Landlord shall have the option, without assuming any obligation in connection therewith, to effect such insurance at the sole cost of the Tenant and all outlays by Landlord shall be reimbursed by Tenant to Landlord as Additional Rent.

         6.3 Forms of Policies. Certificates of insurance, together with copies of the endorsements, when applicable, naming Landlord and any others specified by Landlord as additional insurers, will be delivered to Landlord prior to Tenant's occupancy of the Premises and from time to time at least 10 days prior to the expiration of the term of each such policy. All commercial general liability or comparable policies maintained by Tenant will name Landlord and such other persons or firms as Landlord specifies from time to time as additional insurers, entitling them to recover under such policies for any loss sustained by them, their agents, and employees, including those losses sustained as a result of the negligent acts or omissions of Tenant. All such policies maintained by Tenant will provide that they may not be terminated nor may coverage be reduced except after 30 days prior written notice to Landlord. All commercial general liability, automobile, and property policies maintained by Tenant will be written as primary policies, not contributing with and not supplemental to the coverage that Landlord may carry.

         6.4 Waiver of Subrogation. Landlord and Tenant each waive any and all rights to recover against the other or against any other tenant or occupant of the Project, or against the officers, directors, shareholders, partners, joint venturers, employees, agents, customers, invitees, or business visitors of such other party or of such other tenant or occupant of the Project, for any loss or damage to such waiving party arising from any cause covered by any property insurance required to be carried by such party pursuant to this Article 6 or any other property insurance actually carried by such party to the extent of the limits of such policy. Landlord and Tenant from time to time will cause their respective insurers to issue appropriate waiver of subrogation rights endorsements to all property insurance policies carried in connection with the Project or the Premises or the contents of the Project or the Premises. Tenant agrees to cause all other occupants of the Premises claiming by, under, or through Tenant to execute and deliver to Landlord such a waiver of claims and to obtain such waiver of subrogation rights endorsements.

         6.5 Adequacy of Coverage. Landlord, its agents and employees make no representation that the limits of liability specified to be carried by Tenant pursuant to this Article 6 are adequate to protect Tenant. If Tenant believes that any of such insurance coverage is inadequate, Tenant shall obtain such additional insurance coverage as Tenant deems adequate, at Tenant's sole expense. Tenant covenants that the Premises will be used only for general business office purposes and purposes incidental to that use, and for no other purpose. Tenant will use the Premises in a careful, safe, and proper manner. Tenant will not use or permit the Premises to be used or occupied for any purpose or in any manner prohibited by any applicable laws. Tenant will not commit waste or suffer or permit waste to be committed in, on, or about the Premises. Tenant will conduct its business and control its employees, agents, and invitees in such a manner as not to create any nuisance or interfere with, annoy, or disturb any other Tenant or occupant of the Project or Landlord in its operation of the Project. Tenant agrees to take possession of and occupy the entire Premises no later than 60 days after the Commencement Date, and Tenant further agrees to continue to occupy the Premises throughout the remainder of the Tenn of this Lease until 90 days prior to the Expiration Date.

                 ARTICLE 8. REQUIREMENTS OF LAW; FIRE INSURANCE

         8.1 General. At its sole cost and expense, Tenant will promptly comply with all laws, statutes, ordinances, codes, and governmental rules, regulations, or requirements of federal, state, county, and local governmental authorities now in force or in force at any given time after the Lease Date, with the requirements of any board of fire underwriters or other similar body constituted now or after the Lease Date, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as with the provisions of all recorded documents affecting the Premises, insofar as they relate to the condition, use, or occupancy of the Premises, excluding requirements of structural changes to the Building, unless required by the unique nature of Tenant's use or occupancy of the Premises.

         8.2      Hazardous Materials.

                  (a) For purposes of this Lease, "hazardous materials" means any explosives, radioactive materials, hazardous wastes, or hazardous substances, including without limitation asbestos containing materials, PCB's, CFC's, or substances defined as "hazardous substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 6901-6987; or any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning hazardous materials, waste, or substances now or at any time hereafter in effect (collectively, "hazardous materials laws").

                  (b) Tenant will not cause or permit the storage, use, generation, release, or disposition of any hazardous materials in, on, or about the Premises or the Project by Tenant, its agents, employees, or contractors. Tenant will not permit the Premises to be used or operated in a manner that may cause the Premises or the Project to be contaminated by any hazardous materials in violation of any hazardous materials laws. Tenant will immediately advise Landlord in writing of (1) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed, or threatened pursuant to any hazardous materials laws relating to any hazardous materials affecting the Premises; and (2) all claims made or threatened by any third party against Tenant, Landlord, the Premises or the Project relating to damage, contribution, cost recovery, compensation, loss, or injury resulting from any hazardous materials on or about the Premises. Without Landlord's prior written consent, Tenant will not take any remedial action or enter into any agreements or settlements in response to the presence of any hazardous materials in, on, or about the Premises.


                  (c) Tenant will be solely responsible for and will defend, indemnify and hold Landlord, its agents, and employees harmless from and against all claims, costs, expenses, damages, and liabilities, including attorneys' fees and costs, arising out of or in connection with Tenant's breach of its obligations in this Article 8. Tenant will be solely responsible for and will defend, indemnify, and hold Landlord, its agents, and employees harmless from and against any and all claims, costs, and liabilities, including attorneys' fees and costs, arising out of or in connection with the removal, cleanup, and restoration work and materials necessary to return the Premises and any other property of whatever nature located on the Project to their condition existing prior to the appearance of Tenant's hazardous materials on the Premises. Tenant's obligations under this Article 8 will survive the expiration or other termination of this Lease.

         8.3 Certain Insurance Risks. Tenant will not do or permit to be done any act or thing upon the Premises or the Project which would (a) jeopardize or be in conflict with fire insurance policies covering the Project and fixtures and property in the Project; (b) increase the rate of fire insurance applicable to the Project to an amount higher than it otherwise would be for general office use of the Project; or (c) subject Landlord to any liability or responsibility for injury to any person or persons or to property by reason of any business or operation being carried on upon the Premises. If the conduct of the Tenant, or any acts or omissions of the Tenant shall cause or result in any increase in premiums for insurance carried by the Landlord, whether or not Landlord allows such act or omission to continue, Tenant shall pay any increase in premium as Additional Rent.

                      ARTICLE 9. ASSIGNMENT AND SUBLETTING

         9.1 General. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors, and assigns, covenants and agrees that it will not assign, mortgage, or encumber this Lease, or sublease, nor otherwise permit the Premises or any part of the Premises to be used or occupied by others, without the prior written consent of Landlord in each instance, which consent may not be unreasonably withheld. Landlord may condition its consent upon, among other things, execution by the subtenant or assignee, as the case may be, of an instrument confirming the restrictions on further subleasing or assignment contained herein and joining in the waivers and indemnities made by Tenant hereunder. Any assignment or sublease in violation of this Article 9 will be void. If this Lease is assigned, or if the Premises or any part of the Premises are subleased or occupied by anyone other than Tenant, Landlord may, after any default by Tenant, collect rent from assignee, subtenant, or occupant, and apply the net amount collected to Rent. No assignment, sublease, occupancy, or collection will be deemed (a) a waiver of the provisions of this Section 9.1; (b) the acceptance of the assignee, subtenant, or occupant as Tenant; or (c) a release of Tenant from the further performance by Tenant of covenants on the part of Tenant contained in this Lease. The consent by Landlord to an assignment or sublease will not be construed to relieve Tenant from obtaining Landlord's prior written consent to any further assignment or sublease. No permitted subtenant may assign or encumber its sublease or further sublease all or any portion of its subleased space, or otherwise permit the subleased space or any part of its subleased space to be used or occupied by others, without Landlord's prior written consent in each instance. Any assignee approved by Landlord must assume all of the obligations and duties of Tenant under this Lease pursuant to an assumption agreement satisfactory to Landlord of which Landlord is the beneficiary.

         9.2 Submission of Information. If Tenant requests Landlord's consent to a specific assignment or subletting, Tenant will submit in writing to Landlord
(a) the name and address of the proposed assignee or subtenant; (b) the business terms of the proposed assignment or sublease; (c) reasonably satisfactory information as to the nature and character of the business of the proposed assignee or subtenant, and as to the nature of its proposed use of the space;
(d) banking, financial, or other credit information sufficient to enable Landlord to determine the financial responsibility and character of the proposed assignee or subtenant; (e) the proposed form of assignment (including lease assumption provisions) or sublease for Landlord's approval; and (f) any other information reasonably required by Landlord.

         9.3 Payments to Landlord. If Landlord consents to a proposed assignment or sublease, then Landlord will have the right to require Tenant to pay to Landlord a sum equal to (a) any rent or other consideration paid to Tenant by any proposed transferee that (after deducting the costs of Tenant, if any, in effecting the assignment or sublease, including reasonable alterations costs, commissions and legal fees) is in excess of the Rent allocable to the transferred space then being paid by Tenant to Landlord pursuant to this Lease;
(b) any other profit or gain (after deducting any necessary expenses incurred) realized by Tenant from any such sublease. or assignment; and (c) Landlord's reasonable attorneys' fees and costs incurred in connection with negotiation, review, and processing of the transfer. All such sums owed to Landlord under 93(c), above, will be payable to Landlord at the time the next payment of Monthly Rent is due.

         9.4 Prohibited Transfers. The transfer of a majority of the issued and outstanding capital stock of any corporate Tenant or subtenant of this Lease, or a majority of the total interest in any partnership Tenant or subtenant, however accomplished, and whether in a sin-le transaction or in a series of related or unrelated transactions, will be deemed an assignment of this Lease or of such sublease requiring Landlord's consent in each instance. For purposes of this
Article 9, the transfer of outstanding capital stock of any corporate Tenant will not include any sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, effected through the "over-the-counter market" or through any recognized stock exchange.

         9.5 Landlord's Options. In the event Tenant proposes to transfer this Lease or all or any part of the Premises, Landlord in addition to any rights contained herein, shall have the following options at its discretion:

                  (a) to give Tenant written notice of Landlord's intention to terminate this Lease as to all or any portion of the Premises on the date such notice is given or on any later date specified therein, whereupon, on the date specified in such notice, Tenant's right to possession of the Premises or such portion of the Premises shall cease and this Lease shall thereupon be terminated, except as to any incompleted obligations of Tenant; or


                  (b) to re-enter and take possession of the Premises or the part thereof subject to such transfer, and to enforce all rights of Tenant, in accordance with such sublet or assignment of the Premises; or any part thereof, as if Landlord was the sublessor or assignor, and to do whatever Tenant is permitted to do pursuant to the terms of such sublease or assignment.

         9.6 Permitted Transfer. Landlord consents to an assignment of this Lease or sublease of all or part of the Premises to a wholly-owned subsidiary of Tenant or the parent of Tenant or to any corporation into or with which Tenant may be merged or consolidated; provided that (a) Tenant promptly provides Landlord with a fully executed copy of such assignment or sublease; (b) Tenant is not released from liability under this Lease and (c) the assignee assumes in writing all of the obligations of Tenant under this Lease.

                        ARTICLE 10. RULES AND REGULATIONS

         Tenant and its employees, agents, licensees, and visitors will at all times observe faithfully, and comply strictly with, the rules and regulations set forth in Exhibit D. Landlord may from time to time reasonably amend, delete, or modify existing rules and regulations, or adopt reasonable new rules and regulations for the use, safety, cleanliness, and care of the Premises, the Building, and the Project, and the comfort, quiet, and convenience of occupants of the Project. Modifications or additions to the rules and regulations will be effective upon 30 days' prior written notice to Tenant from Landlord. In the event of any breach of any rules or regulations or any amendments or additions to such rules and regulations, Landlord will have all remedies that this Lease provides for default by Tenant, and will in addition have any remedies available at law or in equity, including the right to enjoin any breach of such rules and regulations. Landlord will not be liable to Tenant for violation of such rules and regulations by any other tenant, its employees, agents, visitors, or licensees or any other person. In the event of any conflict between the provisions of this Lease and the rules and regulations, the provisions of this Lease will govern.

                            ARTICLE 11. COMMON AREAS

         As used in this Lease, the term "common areas" means, without limitation, the hallways, entryways, stairs, elevators, driveways, roadways, parking areas, walkways, terraces, docks, loading areas, restrooms, trash facilities, and all other areas and facilities in the Project that are provided and designated from time to time by Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other tenants of the Project and their respective employees, invitees, licensees, or other visitors. Landlord grants Tenant, its employees, invitees, licensees, and other visitors a nonexclusive license for the Tenn to use the common areas in common with others entitled to use the common areas, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, except with respect to matters covered by subsection (a) below, and without any liability to Tenant in any respect, Landlord will have the right to:

         (a) Close off any of the common areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the common areas or the accrual of any rights by any person or the public to the common areas;

         (b) Temporarily close any of the common areas for maintenance, alteration, or improvement purposes; and

         (c) Change the size, use, shape, or nature of any such common areas, including erecting additional buildings on the common areas, expanding the existing Building or other buildings to cover a portion of the common areas, converting common areas to a portion of the Building or other buildings, or converting any portion of the

                  Building (excluding the Premises) or other buildings to common areas. Upon erection of any additional buildings or change in common areas, the portion of the Project upon which buildings or structures have been erected will no longer be deemed to be a part of the common areas. In the event of any such changes in the size or use of the Building or common areas of the Building or Project, Landlord will make an appropriate adjustment in the Rentable Area of the Building or the Building's pro rata share of exterior common areas of the Project, as appropriate, and a corresponding adjustment to Tenant's Share of the operating expenses payable pursuant to
                  Article 5 of this Lease.

                         ARTICLE 12. LANDLORD'S SERVICES

         12.1 Landlord's Repair and Maintenance. Subject to the condemnation and casualty provisions contained in this Lease and except as otherwise expressly provided herein, Landlord will maintain and repair the common areas of the Project, including lobbies, stairs, elevators, corridors, and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure and the roof of the Building in reasonably good order and condition.

         12.2     Landlord's Other Services.

                  (a) Landlord will furnish the Premises with services, including without limitation, (1) electricity for lighting and the operation of low-wattage office machines (such as desktop micro-computers, desktop calculators, and typewriters) reasonably required during Business Hours; (2) heat and air conditioning reasonably required for the comfortable occupation of the Premises during business hours; and (3) access and elevator service . Landlord will not be obligated to furnish more power to the Premises than is proportionally allocated to the Premises under the Building design. The Tenant shall be responsible for the payment of all electrical services and repairs.

                  (b) Tenant will have the right to purchase for use during business and non-business hours the services described in clauses (a)(1) and (2) in excess of the amounts Landlord has agreed to furnish so long as (1) Tenant gives Landlord reasonable prior notice of its desire to do so; (2) the excess services are reasonably available to Landlord and to the Premises; and (3) Tenant pays as additional rent (at the time the next monthly rent is due) the cost of such excess service from time to time charged by Landlord; subject to the procedures established by the Landlord from time to time for providing such additional or excess services.

         12.3 Tenant's Costs. Landlord shall be solely responsible for all repairs, maintenance and improvements to air conditioning and heating equipment, lighting within the leasehold premises. Tenants shall be responsible for electrical utilities payment, janitorial and maintenance services rendered to the leasehold premises, and all other maintenance-related services related to the leasehold premises.

         12.4 Limitation on Liability. Landlord will not be in default under this Lease or be liable to Tenant or any other person for direct or consequential damage, or otherwise, for any failure to supply any heat, air conditioning, elevator, cleaning, lighting, or security; for surges or interruptions of electricity; or for interruptions to other services Landlord has agreed to supply. Landlord will use reasonable efforts to diligently remedy any interruption in the furnishing of such services. Landlord reserves the right temporarily to discontinue such services at such times as may be necessary by reason of accident; repairs, alterations or improvements; strikes; lockouts; riots; acts of God; governmental preemption in connection with a national or local emergency; any rule, order, or regulation of any governmental agency; conditions of supply and demand that make any product unavailable; Landlord's compliance with any mandatory governmental energy conservation or environmental protection program, or any voluntary energy conservation program at the request of or with consent or acquiescence of Tenant; or any other happening beyond the control of Landlord. Landlord will not be liable to Tenant or any other person or entity for direct or consequential damages resulting from the admission to or exclusion from the Building or Project of any person. In the event of invasion, mob, riot, public excitement, strikes, lockouts, or other circumstances rendering such action advisable in Landlord's sole opinion, Landlord will have the right to prevent access to the Building or Project during the continuance of the same by such means as Landlord, in its sole discretion, may deem appropriate, including without limitation locking doors and closing parking areas and other common areas. Landlord will not be liable for damages to person or property or for injury to, or interruption of, business for any discontinuance permitted under this Article 12, nor will such discontinuance in any way be construed as an eviction of Tenant or cause an abatement of Rent or operate to release Tenant from any of Tenant's obligations under this Lease.

                    ARTICLE 13. TENANT'S CARE OF THE PREMISES

         Tenant will maintain the Premises (including Tenant's equipment, personal property, and trade fixtures located in the Premises) in their condition at the time they were delivered to Tenant, reasonable wear and tear excluded. Tenant will immediately advise Landlord of any damage to the Premises or the Project. All damage or injury to the Premises, the Project, or the fixtures, appurtenances, and equipment in the Premises of the Project that is caused by Tenant, its agents, employees, or invitees may be repaired, restored, or replaced by Landlord, at the expense of Tenant. Such expense (plus 15% of such expense for Landlord's overhead) will be collectible as Additional Rent and will be paid by Tenant within 10 days after delivery of a statement for such expense.

                             ARTICLE 14. ALTERATIONS

         14.1     General.

                  (a) Tenant will not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part of the Premises, or attach any fixtures or equipment to the Premises, without first obtaining Landlord's written consent. In no event shall the work of Tenant affect or impair the structure, the elevators, or utility systems of the Building. Landlord's approval of the plans, specifications, and working drawings for Tenant's alterations shall create no responsibility or liability on the part of the Landlord for their completeness, design sufficiency, or compliance with all laws, ordinances, rules, requirements, and regulations of governmental agencies or authorities, or the use and occupancy permit for the Building. All such alterations, additions, and improvements consented to by Landlord, and capital improvements that are required to be made to the Project as a result of the nature of Tenant's use of the Premises:

                           (1) Will be performed by contractors approved by Landlord and subject to conditions specified by Landlord (which may include requiring the posting of performance and payment bonds);

                           (2) At Landlord's option, will be made by Landlord for Tenant's account, and Tenant will reimburse Landlord for their cost (including 15% for Landlord's overhead) within 10 days after receipt of a statement of such cost;

                           (3) Will be done in a good and workmanlike manner and shall be completed promptly;

                           (4) Shall not cause a loss or diminution of electric power or other utilities or services to tenants of the Building;

                           (5) Will be performed according to plans, specifications, and working drawings approved by Landlord; and

                           (6) Will be in accordance with all applicable federal, state, county and local laws, rules, regulations, ordinances and codes.

                           At all times between the start and completion of the work, in addition to the other policies of insurance required by this Lease, Tenant shall maintain a policy of "All Risk" Builder's Risk Insurance covering the full replacement value of all work done and fixtures and equipment installed or to be installed at the Premises pursuant to this Article
                           14. Tenant herewith agrees to be responsible for all damages to persons or property, including loss of life, as a result of occurrences connected with activities undertaken by Tenant, its agents, contractors, and employees pursuant hereto, and hereby indemnifies Landlord and shall defend and hold Landlord harmless from and against any and all loss, cost or expense in connection with its responsibilities hereunder.

                  (b) Subject to Tenant's rights in Article 16, all alterations, additions, fixtures, and improvements, whether temporary or permanent in character, made in or upon the Premises either by Tenant or Landlord, will immediately become Landlord's property and at the end of the Term will remain on the Premises without compensation to Tenant, unless Landlord at anytime advises Tenant in writing that such alterations, additions, fixtures, or improvements must be removed at the expiration or other termination of this Lease.

         14.2 Free-Standing Partitions. Tenant will have the right to install free-standing work station partitions, without Landlord's prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord will not unreasonably withhold its consent to such relocation or installation. The free-standing work station partitions for which Tenant pays will be part of Tenant's trade fixtures for all purposes under this Lease. All other partitions installed in the Premises are and will be Landlord's property for all purposes under this Lease.

         14.3 Removal. If Landlord has required Tenant to remove any or all alterations, additions, fixtures, and improvements that are made in or upon the Premises pursuant to this

Article 14 prior to the Expiration Date, Tenant will remove such alterations, additions, fixtures, and improvements at Tenant's sole cost and will restore the Premises to the condition in which they were before such alterations, additions, fixtures, improvements, and additions were made.

                          ARTICLE 15. MECHANICS' LIENS

         Tenant will pay or cause to be paid all costs and charges for work (a) done by Tenant or caused to be done by Tenant, in or to the Premises, and (b) for all materials furnished for or in connection with such work. Tenant will indemnify Landlord against and defend and hold Landlord, the Premises, and the Project free, clear and harmless of and from all mechanics' liens and claims of liens, and all other liabilities, liens, claims, and demands on account of such work by or on behalf of Tenant, other than work performed by Landlord pursuant to the Workletter. If any such lien, at any time, is filed against the Premises or any part of the Project, Tenant will cause such lien to be discharged of record within 10 days after the filing of such lien, except that if Tenant desires to contest such lien, it will furnish Landlord, within such 10-day period, security reasonably satisfactory to Landlord of at least 150% of the amount of the claim, plus estimated costs and interest, or comply with such statutory procedures as may be available to release the lien. If a final judgment establishing the validity or existence of a lien for any amount is entered, Tenant will pay and satisfy the same at one. If Tenant fails to pay any charge for which a mechanics' lien has been filed, and has not given Landlord security as described above, or has not complied with such statutory procedures as may be available to release the lien, Landlord may, at its option, pay such charge and related costs and interest, and the amount so paid, together with reasonable attorneys' fees incurred in connection with such lien, will be immediately due from Tenant to Landlord as Additional Rent. Nothing contained in this Lease will be deemed the consent or agreement of Landlord to subject Landlord's interest in the Project to liability under any mechanics' or other lien law. If Tenant receives written notice that a lien has been or is about to be filed against the Premises or the Project, or that any action affecting title to the Project has been commenced on account of work done by or for or materials furnished or for Tenant, it will immediately give Landlord written notice of such notice. At least 15 days prior to the commencement of any work (including but not limited to any maintenance, repairs, alterations, additions, improvements, or installations) in or to the Premises, by or for Tenant, Tenant will give Landlord written notice of the proposed work and the names and addresses of the persons supplying labor and materials for the proposed work. Landlord will have the right to post notices of non-responsibility or similar written notices on the Premises in order to protect the Premises against any such liens.

                             ARTICLE 16. END OF TERM

         At the end of this Lease, Tenant will promptly quit and surrender the Premises broom-clean, in good order and repair, ordinary wear and tear excepted and deliver all keys to the Premises and the Building to Landlord. If Tenant is not then in default Tenant may remove from the Premises any trade fixtures, equipment, and movable furniture placed in the Premises by Tenant, whether or not such trade fixtures or equipment are fastened to the Building; Tenant will not remove any trade fixtures or equipment without Landlord's prior written consent if such fixtures or equipment are used in the operation of the Building, or if the removal of such fixtures or equipment will result in impairing the structural strength of the Building. Whether or not Tenant is in default, Tenant will remove such alterations, additions, improvements, trade fixtures, equipment, and furniture as Landlord has requested in accordance with Article
14. Tenant will fully repair any damage occasioned by the removal of any trade fixtures, equipment, furniture, alterations, additions, and improvements. All trade fixtures, equipment, furniture, inventory, effects, alterations, additions, and improvements on the Premises after the end of the Term will be deemed conclusively to have been abandoned and may be appropriated, sold, stored, destroyed, or otherwise disposed of by Landlord without notice to Tenant or any other person and without obligation to account for them. Tenant will pay Landlord for all expenses incurred in connection with the removal of such property, including but not limited to the cost of storage, and the cost of repairing any damage to the Building or Premises caused by the removal of such property. Tenant's obligation to observe and perform this covenant will survive the expiration or other termination of this Lease.

                           ARTICLE 17. EMINENT DOMAIN

         If all of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise) this Lease will terminate on a date (the "termination date") which is the earlier of the date upon which the condemning authority takes possession of the Premises or the date on which title to the Premises is vested in the condemning authority. If more that 25% of the Rentable Area of the Premises is so taken, Tenant will have the right to cancel this Lease by written notice to Landlord given within 20 days after the termination date. If less than 25% of the Rentable Area of the Premises is so taken, or if the Tenant does not cancel this Lease according to the preceding sentence, the Monthly Rent will be abated in the proportion of the Rentable Area of the Premises so taken to the Rentable Area of the Premises immediately before such taking, and Tenant's Share will be appropriately recalculated. If 25% or more of the Building or the Project is so taken, Landlord may cancel this Lease by written notice to Tenant given within 30 days after the termination date. In the event of any such taking, the entire award will be paid to Landlord, and Tenant will have no right or claim to any part of such award; however, Tenant will have the right to assert a claim against the condemning authority in a separate action, so long as Landlord's award is not reduced as a consequence of such claim, for Tenant's moving expenses and trade fixtures owned by Tenant.

                       ARTICLE 18. DAMAGE AND DESTRUCTION

         (a) If the Premises or the Building is damaged by fire or other insured casualty, Landlord will give Tenant written notice of the time which will be needed to repair such damage, as determined by Landlord in its reasonable discretion, and the election (if any) which Landlord has made according to this
                  Article 18. Such notice will be given before the 60th day (the "notice date") after the fire or other insured casualty.

         (b) If the Premises or the Building is damaged by fire or other insured casualty to an extent which may be repaired within 270 days after the notice date, as reasonably determined by Landlord, Landlord will promptly begin to repair the damage after the notice date and will diligently pursue the completion of such repair. In that event this Lease will continue in full force and effect except that Monthly Rent will be abated on a pro rata basis from the date of the damage until the date of the completion of such repairs (the "repair period") based on the proportion of the Rentable Area of the Premises Tenant is unable to use during the repair period.

         (c) If the Premises or the Building is damaged by fire or other insured casualty to an extent that may not be repaired within 270 days after the notice date, as reasonably determined by Landlord, then (1) Landlord may cancel this Lease as of the date of such damage by written notice given to Tenant on or before the notice date or (2) Tenant may cancel this Lease as of the date of such damage by written notice given to Landlord within such 270-day period. If neither Landlord nor Tenant so elects to cancel this Lease, Landlord will diligently proceed to repair the Building and Premises and Monthly Rent will be abated on a pro rata basis during the repair period based on the proportion of the Rentable Area of the Premises Tenant is unable to use during the repair period.

         (d)      Notwithstanding the provisions of subparagraphs (a), (b), and
                  (c) above, if the Premises or the Building or the Project are damaged by uninsured casualty, or if the proceeds of insurance are insufficient to pay for the repair of any damage to the Premises or the Building or the Project, Landlord will have the option to repair such damage or cancel this Lease as of the date of such casualty by written notice to Tenant on or before the notice date.

         (e) If any such damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees, or invitees, there will be no abatement of Monthly Rent as otherwise provided for in this
                  Article 18. Tenant will have no rights to terminate this Lease on account of any damage to the Premises, the Building, or the Project, except as set forth in this Lease.

         (f) For purposes of this Article 18 and subject to subsections (a) through (e) hereof, Landlord shall repair or restore any portion of the alterations, additions, improvements in the Premises or the decorations thereto to the extent that such alterations, additions, improvements and decorations were provided by Landlord at the beginning of the Term. Landlord shall have no further obligations pursuant to this Lease to repair or restore any alterations, additions or improvements in the Premises or the decorations thereto. If Tenant desires any other or additional repairs or restoration and if Landlord consents thereto, the same shall be done at Tenant's sole cost and expense. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, carried by Landlord for damage to alterations, additions, improvements or decorations.

                            ARTICLE 19. SUBORDINATION

         19.1 General. This Lease and Tenant's rights under this Lease are subject and subordinate to any ground or underlying lease, mortgage, indenture, deed of trust, or other lien encumbrance (each a "superior lien"), together with any renewals, extensions, modifications, consolidations, and replacements of such superior lien, now or in the future affecting or placed, charged, or enforced against the Land, the Building, or all or any portion of the Project or any interest of Landlord in them or Landlord's interest in this Lease and the leasehold estate created by this Lease (except to the extent any such instrument expressly provides that this Lease is superior to such instrument). This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Notwithstanding the foregoing, Tenant will execute, acknowledge, and deliver to Landlord, within 20 days after written demand by Landlord, such documents as may be reasonably requested by Landlord or the holder of any superior lien to confirm or effect any such subordination or superiority, as applicable.

         19.2 Attornment. Tenant agrees that in the event that any holder of a superior lien succeeds to Landlord's interest in the Premises, Tenant will pay to such holder all Rent subsequently payable under this Lease. Further, Tenant agrees that in the event of the enforcement by the holder of a superior lien of the remedies provided for by law or by such superior lien, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of an attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor interest will not be bound by:

                  (a) Any payment of Rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease that are actually received by such successor in interest;

                  (b) Any amendment or modification of this Lease made without the written consent of such successor in interest (if such consent was required under the terms of such superior lien);

                  (c) Any claim against Landlord arising prior to the date on which such successor in interest succeeded to Landlord's interest; or

                  (d)      Any claim or offset of Rent against the Landlord.

                           Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant will, within 20 days after written demand, execute, acknowledge, and deliver an instrument or instruments confirming the attornment.

                           If Tenant shall fail to execute and deliver any such documents provided for in this Article 19, then Tenant hereby appoints Landlord its attorney-in-fact for the purpose of executing, acknowledging, and delivering such documents on behalf of Tenant.

                          ARTICLE 20. ENTRY BY LANDLORD

         Landlord, its agents, employees, and contractors may enter the Premises at any time in response to an emergency and at any other reasonable time to:

         (a)      Inspect the Premises;

         (b) Exhibit the Premises to prospective purchasers, lenders, or tenants;

         (c) Determine whether Tenant is complying with all its obligations in this Lease;

         (d) Supply cleaning service and any other service to be provided by Landlord to Tenant according to this Lease;

         (e)      Post written notices of non-responsibility or similar notices;
                  or

         (f) Make repairs required of Landlord under the terms of this Lease or make repairs to any adjoining space or utility services or make repairs, alterations, or improvements to any other portion of the Building.

         Tenant, by this Article 20, waives any claim against Landlord, its agents, employees, or contractors for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, or any other loss occasioned by any entry in accordance with this Article 20. Landlord will at all times have and retain a key with which to unlock all of the doors in, on, or about the Premises (excluding Tenant's vaults, safes, and similar areas designated in writing by Tenant in advance). Landlord will have the right to use any and all means Landlord may deem proper to open doors in and to the Premises in an emergency in order to obtain entry to the Premises, provided that Landlord will promptly repair any damages caused by any forced entry. Any entry to the Premises by Landlord in accordance with this Article 20 will not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Tenant from the Premises or any portion of the Premises, nor will any such entry entitle Tenant to damages or an abatement of Monthly Rent, Additional Rent, or other charges that this Lease requires Tenant to pay.


                ARTICLE 21. INDEMNIFICATION, WAIVER, AND RELEASE

         21.1 Indemnification. To the extent no prohibited by law, Landlord, its employees and agents shall not be liable for damage to person, property or business or resulting from the loss of use thereof sustained by Tenant or other persons due to the Building or any part thereof becoming out of repair or due to an accident or due to any act or neglect of any tenant, occupant or other person. Tenant further agrees that all personal property upon the Premises, loading dock, holding areas, and freight elevators shall be at the sole risk of Tenant.

         Tenant will neither hold nor attempt to hold Landlord, its employees, or agents liable for, and Tenant will indemnify and defend and hold harmless Landlord, its employees, and agents from and against, any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments, and expenses (including without limitation reasonable attorneys' fees) incurred in connection with or arising from:

                  (a) the use or occupancy or manner of use or occupancy of the Premises or any common areas by Tenant or any person claiming under Tenant;

                  (b) any activity, work, or thing done or permitted by Tenant in or about the Premises, the Building, or the Project;

                  (c) any breach by Tenant or its employees, agents contractors, or invitees of this Lease; and

                  (d) any injury or damage to the person, property, or business of Tenant, its employees, agents, contractors, or invitees entering upon the Premises under the express or implied invitation of Tenant.

         If any action or proceeding is brought against Landlord, its employees, or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, will defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

         21.2 Waiver and Release. Tenant, as a material part of the consideration to Landlord for this Lease, by this Section 21.2 waives and releases all claims against Landlord, its employees, and agents with respect to all matters for which Landlord has disclaimed liability pursuant to the provisions of this Lease.

                          ARTICLE 22. SECURITY DEPOSIT

         Tenant shall deposit $10,000 upon lease execution, and shall deposit $40,000 prior to occupancy for a total of $50,000.00 as the security deposit with Landlord as security for the full, faithful, and timely performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to the provisions relating to the payment of Rent, Landlord may use, apply, or retain all or any part of the security deposit for the payment of any Rent, or any other sum in default, or for the payment of any other amount Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage Landlord may suffer by reason of Tenant's default. If any portion of the security deposit is so used, applied, or retained, Tenant will within 5 days after written demand deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount. Landlord will be required to keep the security deposit separate from its general funds, and Tenant will be entitled to actual interest earned on the security deposit. The security deposit will not be deemed a limitation on Landlord's damages or a payment of liquidated damages or a payment of the Monthly Rent due for the last month of the Term. If Tenant fully, faithfully, and timely performs every provision of this Lease to be performed by it, the $40,000.00 of the security deposit will be returned to Tenant within 60 days after the end of the second lease year. If Tenant fully, faithfully, and timely performs every provision of this Lease to be performed by it, the remaining $10,000 of the security deposit or any balance of the security deposit will be returned to Tenant within 60 days after the expiration of the Tenn. Landlord may deliver the balance of the security deposit then held by Landlord to the purchaser of the Building in the event the Building is sold or to any transferee or assignee from Landlord, and after such time Landlord will have no further liability to Tenant with respect to the security deposit.

                           ARTICLE 23. QUIET ENJOYMENT

         Landlord covenants and agrees with Tenant that so long as Tenant pays the Rent and observes and performs all the terms, covenants, and conditions of this Lease on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease, and Tenant's possession will not be disturbed by anyone claiming by, through, or under Landlord.

                           ARTICLE 24. EFFECT OF SALE

         A sale, conveyance, or assignment of the Building or the Project will operate to release Landlord from liability from and after the effective date of such sale, conveyance, or assignment upon all of the covenants, terms, and conditions of this Lease, express or implied, except those liabilities that arose prior to such effective, and, after the effective date of such sale, conveyance, or assignment, Tenant will look solely to Landlord's successor in interest in and to this Lease. This Lease will not be affected by any such sale, conveyance, or assignment, and Tenant will attorn to Landlord's successor in interest to this Lease from and after such effective date.

                               ARTICLE 25. DEFAULT

         25.1 Event of Default. The following events are referred to, collectively, as "events of default" or, individually, as an "event of default":

                  (a) Tenant fails to pay any Rent or other monetary obligation when due, and such failure continues for 5 days after written notice from Landlord; Tenant will not be entitled to more than I written notice for monetary default during any 12-month period, and if after such written notice any Rent is not paid when due, an event of default will be considered to have occurred without further notice;

                  (b)      Tenant vacates or abandons the Premises;

                  (c) This Lease or the Premises or any part of the Premises is taken upon execution or by other process of law directed against Tenant, or is taken upon subject to any attachment by any creditor of Tenant or claimant against Tenant, and said attachment is not discharged or disposed of within 15 days after its levy;

                  (d) Tenant or any guarantor of Tenant's obligations under this Lease ("Guarantor") files a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or under any insolvency act or any state, or admits the material allegations of any such petition by answer or otherwise, or admits in writing its inability to meet its debts as they mature, or is dissolved or makes an assignment for the benefit of creditors;

                  (e) Involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of Tenant or any Guarantor are instituted against Tenant or any Guarantor, or a receiver or trustee is appointed for all or substantially all of the property of Tenant or any Guarantor, and such proceeding is not dismissed or such receivership or trusteeship vacated within 60 days after such institution or appointment;

                  (f) Tenant fails to take possession of the Premises on the Commencement Date of the Term;

                  (g) Tenant violates the terms of Article 9 "Assignment\ and Subletting";

                  (h) Tenant breaches any of the agreements, terms, covenants, or conditions of this Lease and such breach involves a hazardous condition and is not cured immediately upon written notice to Tenant;

                  (i) Tenant breaches any of the other agreements, terms, covenants, or conditions that this Lease requires Tenant to perform, and such breach continues for a period of 30 days after written notice from Landlord to Tenant or, if such breach cannot be cured reasonably within such 30-day period, if Tenant fails to diligently commence to cure such breach within 30 days after written notice from Landlord and to complete such cure within a reasonable time thereafter; or

                  (j) Any guaranty of the Lease obligations becomes unenforceable in whole or in part for any reason.

         25.2 Landlord's Remedies. If any one or more events of default set forth in Section 25.1 occurs then Landlord has the right, at its election:

                  (a) To give Tenant written notice of Landlord's intention to terminate this Lease on the earliest date permitted by law or on any later date specified in such notice, in which case Tenant's right to possession of the Premises will cease and this Lease will be terminated, except as to Tenant's liability, as if the expiration of the term fixed in such notice were the end of the Term;

                  (b) Without further demand or notice, and without terminating this Lease to reenter and take possession of the Premises or any part of the Premises, repossess the same, expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Monthly Rent or other amounts payable under this Lease or as a result of any preceding breach of covenants or conditions; or

                  (c) Without further demand or notice to cure any event of default and to charge Tenant for the cost of effecting such cure, including without limitation reasonable attorneys' fees and interest on the amount so advanced at the rate set forth in Section 27.2 1, provided that Landlord will have no obligation to cure any such event of default of Tenant.

                           Should Landlord elect to reenter as provided in subsection (b), or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided by law, Landlord may, from time to time, without terminating this Lease, relet the Premises or any part of the Premises in Landlord's or Tenant's name, but for the account of Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term) and on such conditions and upon such other terms (which may include concessions of free rent and alteration and repair of the Premises) as Landlord, in its reasonable discretion, may determine, and Landlord may collect and receive the rents from such reletting. Landlord will in no way be responsible or liable for any failure to relet the Premises, or any part of the Premises, or for any failure to collect any rent due upon such reletting. No such reentry or taking possession of the Premises by Landlord will be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No written notice from Landlord under this Section or under a forcible or unlawful entry and detainer statute or similar law sill constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such reentry or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event this Lease will terminate as specified in such notice.

         25.3 Certain Damages. In the event that Landlord does not elect to terminate this Lease as permitted in Section 25.2(a), but on the contrary elects to take possession as provided in Section 25.2(b), Tenant will pay to Landlord Monthly Rent and other sums as provided in this Lease that would be payable under this Lease if such repossession had not occurred, less the net proceeds, if any, or reletting of the Premises after deducting all of Landlord's reasonable expenses in connection with such reletting, including without limitation all repossession costs, brokerage commissions, attorneys' fees, expenses of employees, alteration and repair costs, and expenses of preparation for such reletting. Tenant will pay such Rent and other sums to Landlord monthly on the day on which the Monthly Rent would have been payable under this Lease if possession had not been retaken, and Landlord will be entitled to receive such Rent and other sums from Tenant on each such day.

         25.4 Continuing Liability After Termination. If this Lease is terminated on account of the occurrence of an event of default, Tenant will remain liable to Landlord for damages in an amount equal to the Rent and other amounts that would have been owing by Tenant for the balance of the Term, had this Lease not been terminated, less the net proceeds, if any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all of landlord's expenses in connection with such reletting, including without limitation the expenses enumerated in Section 25.3. Landlord will be entitled to collect such damages from Tenant monthly on the day on which Monthly Rent and other amounts would have been payable under this Lease if this Lease had not been terminated, and Landlord will be entitled to receive such Monthly Rent and other amounts from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is so terminated, Landlord will be entitled to recover against Tenant as damages for loss of the bargain and not as a penalty:

                  (a) The worth at the time of award of the unpaid Rent that had been earned at the time of termination;

                  (b) The worth at the time of award of the amount by which the unpaid Rent that would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                  (c) The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term of this Lease (had the same not been so terminated by Landlord) after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided;

                  (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

                           The "worth at the time of award" of the amounts referred to in clauses (a) and (b) above is computed by adding interest at the per annum interest rate described in Section 27.21 on the date on which this Lease is terminated from the date of termination until the time of the award. The "worth at the time of award" of the amount referred to in clause (c) above is computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York, New York, at the time of award plus 1%.

         25.5 Cumulative Remedies. Any suit or suits for the recovery of the amounts and damages set forth in Section 25.3 and 25.4 may be brought by Landlord, from time to time, at Landlord's election, and nothing in this Lease will be deemed to require Landlord to await the date upon which this Lease or the Term would have expired had there occurred no event of default. Each right and remedy provided for in this Lease is cumulative and is in addition to every other right or remedy provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord or any one or more of the rights or remedies provided for in this Lease now or after the Lease Date existing at law or in equity or by statute or otherwise will not preclude the simultaneous or later exercise by

Landlord of any or all other rights or remedies provided for in this Lease or now or after the Lease Date existing at law or in equity or by statute or otherwise. All costs incurred by Landlord in collecting any amounts and damages owing by Tenant pursuant to the provisions of this Lease or to enforce any provision of this Lease, including reasonable attorneys' fees from the date any such matter is turned over to any attorney, whether or not one or more actions are commenced by Landlord, will also be recoverable by Landlord from Tenant.

         25.6 Waiver of Redemption. Tenant waives any right of redemption arising as a result of Landlord's exercise of its remedies under this Article 25.

                               ARTICLE 26. PARKING

         Tenant will be entitled to use only the parking spaces set forth in
Section 1.1(q) during the Term subject to the rules and regulations set forth in Exhibit D, and any amendments or additions to them. The parking charges set forth in Section 1. 1 (r), if any, will be due and payable in advance at the same time and place as Monthly Rent. Tenant's parking spaces will be unassigned, non-reserved, and non-designated. Landlord reserves the right to adjust the parking charges in Landlord's sole discretion at any time after 30 days' prior written notice.

         Neither Landlord nor any operator of the parking areas within the Project, as the same are designated and modified by Landlord, in its sole discretion, from time to time (the "parking areas") will be liable for loss of or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the parking areas, resulting from fire, theft, vandalism, accident, conduct of other users of the parking areas and other persons, or any other casualty or cause. Further, Tenant understands and agrees that: (a) Landlord will not be obligated to provide any traffic control, security protection or operator for the parking areas; (b) Tenant uses the parking areas at its own risk; and (c) Landlord will not be liable for personal injury or death, or theft, loss of, or damage to property. Tenant waives and releases Landlord from any and all liability arising out of the use of the parking areas by Tenant, its employees, agents, invitees, and visitors, whether brought by any of such persons or any other person.

         Tenant's right to use the parking areas will be in common with other tenants of the Project and with other parties permitted by Landlord to use the parking areas. Landlord reserves the right to assign and reassign, from time to time, particular parking spaces for use by persons selected by Landlord, provided that Tenant's rights under the Lease are preserved. Landlord will not be liable to Tenant for any unavailability of Tenant's designated spaces, if any, nor will any unavailability entitle Tenant to any refund, deduction, or allowance. Tenant will not park in any numbered space or any space designated as: RESERVED, HANDICAPPED, VISITORS ONLY, or LIMITED TIME PARKING (or similar designation).

         If the parking areas are damaged or destroyed, or if the use of the parking areas is limited or prohibited by any governmental authority, or the use or operation of the parking areas is limited or prevented by strikes or other labor difficulties or other causes beyond Landlord's control, Tenant's inability to use the parking spaces will not subject Landlord or any operator of the parking areas to any liability to Tenant and will not relieve Tenant of any of its obligations under the Lease and the Lease will remain in full force and effect.

         Tenant has no right to assign or sublicense any of its rights in the parking spaces, except as part of a permitted assignment or sublease of the Lease.

                            ARTICLE 27. MISCELLANEOUS

         27.1 No Offer. Submission of the Lease to Tenant is for examination and shall not bind Landlord in any manner. No lease or obligations of Landlord shall arise until this instrument is signed by both Landlord and Tenant and delivery is made to each; provided, however, the execution and delivery by Tenant of this Lease to Landlord or Landlord's agent shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be withdrawn or revoked for 15 days after such execution and delivery.

         27.2 Joint and Several Liability. If Tenant is composed of more than one signatory to this Lease, each signatory will be jointly and severally liable with each other signatory for payment and performance according to this Lease. The act of, written notice to, written notice from, refund to, or signature of any signatory to this Lease (including without limitation modifications of this Lease made by fewer than all such signatories) will bind every other signatory as though every other signatory had so acted, or received or given the written notice or refund, or signed.

         27.3 No Construction Against Drafting Party. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Landlord merely because Landlord has prepared it.

         27.4 Time of the Essence. Time is of the essence of each and every provision of this Lease.

         27.5 No Recordation. Tenant's recordation of this Lease or any memorandum or short form of it will be void and an event of default under this Lease. Tenant shall, at the request of Landlord, execute a short-form lease and have it properly acknowledged for the purpose of recording. The cost of recording such short-form lease shall be borne by Landlord.

         27.6 No Waiver. No waiver by Landlord of any agreement, condition or provision contained in this Lease will be valid or binding unless expressed in writing and signed by Landlord. The waiver by Landlord of any agreement, condition, or provision contained in this Lease will not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition, or provision contained in this Lease, nor will any custom or practice that may grow up between the parties in the administration of the terms of this Lease be construed to waive or to lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms of this Lease. The subsequent acceptance of Rent by Landlord will not be deemed to be a waiver of any preceding breach by Tenant of any agreement, condition, or provision of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

         27.7 Limitation on Recourse. Tenant specifically agrees to look solely to Landlord's interest in the Project for the recovery of any judgments from Landlord. It is agreed that Landlord (and its agents, shareholders, venturers, and partners, and their shareholders, venturers, and partners and all of their officers, directors, and employees) will not be personally liable for any such judgments.

         27.8 Estoppel Certificates. At any time and from time to time but within 5 days after prior written request by Landlord, Tenant will execute, acknowledge, and deliver to Landlord or such other person as Landlord shall direct, promptly upon request, a certificate certifying (a) that this Lease is unmodified and in full force and effect or, if there have been modifications, that this Lease is in full force and effect, as modified, and stating the date and nature of each modification; (b) the date, if any, to which Rent and other sums payable under this Lease have been paid; (c) that no written notice of any default has been delivered to Landlord which default has not been cured, except as to defaults specified in said certificate; (d) that the Tenant has no knowledge of and that there is no event of default under this Lease or an event which, with notice or the passage of time, or both, would result in an event of default under this Lease, except for defaults specified in said certificate; and (e) such other matters as may be reasonably requested by Landlord. Any such certificate may be relied upon by any prospective purchaser or existing or prospective mortgagee or beneficiary under any deed of trust of the Building or any part of the Project. Tenant's failure to deliver such a certificate within such time will be conclusive evidence of the matters set forth in it, and such failure shall be an event of default.

         27.9 Attorneys' Fees. If Landlord and Tenant litigate any provision of this Lease or the subject matter of this Lease, the unsuccessful litigant will pay to the successful litigant all costs and expenses, including reasonable attorneys' fees and court costs, incurred by the successful litigant at trial and on any appeal. If, without fault, either Landlord or Tenant is made a party to any litigation instituted by or against the other, the other will indemnify the faultless one against all loss, liability, and expense, including reasonable attorneys' fees and court costs, incurred by it in connection with such litigation.

         27.10 No Merger. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option (a) terminate all or any subleases and sub-tenancies or (b) operate as an assignment to Landlord of all or any subleases or sub-tenancies. Landlord's option under Section 27.10 will be exercised by written notice to Tenant and all known subleases or subtenants in the Premises or any part of the Premises.

         27.11 Holding Over. Tenant will have no right to remain in possession of all or any part of the Premises after the expiration of the Term and Landlord may, at its option, re-enter and take possession of the Premises, reserving its rights to collect damages sustained by reason of Tenant's unlawful retention of possession of the Premises or any part thereof. If Tenant remains in possession of all or any part of the Premises after the expiration o the Term, with the express written consent of Landlord: (a) such tenancy will be deemed to be a periodic tenancy from month-to-month only; (b) such tenancy will not constitute a renewal or extension of this Lease for any further term; and (c) such tenancy may be terminated by Landlord upon the earlier of 30 days' prior written notice or the earliest date permitted by law. In such event, Monthly Rent will be increased to an amount equal to 200% of the Monthly Rent payable during the last month of the Term, and any other sums due under this Lease will be payable in the amount and at the times specified in this Lease. During such month-to-month tenancy, Tenant will observe every other term, condition, and covenant contained in this Lease.

         27.12 Notices. Any notice, request, demand, consent, approval, or other communication required or permitted under this Lease must be in writing and will be deemed to have been given when personally delivered, sent by facsimile with delivery acknowledged by the sending machine, deposited with any nationally recognized overnight carrier that routinely issues receipts, or deposited in any depository regularly maintained by the United States Postal Service, postage prepaid, certified mail, return receipt requested, addressed to the party for whom it is intended at its address(es) set forth in Section 1. 1. Either Landlord or Tenant may add additional addresses or change its address for purposes of receipt of any such communication by giving 10 days' prior written notice of such change to the other party in the manner prescribed in this
Section 27.12.

         27.13 Severability. If any provision of this Lease proves to be illegal, invalid, or unenforceable, the remainder of this Lease will not be affected by such finding, and in lieu of each provision of this Lease that is illegal, invalid, or unenforceable a provision' shall be deemed added as a part of this Lease as similar in terms two such illegal, invalid, or unenforceable provisions as may be possible and be legal, valid, and enforceable.

         27.14 Written Amendment Required. No amendment, alteration, modification of, or addition to the Lease will be valid or binding unless expressed in writing and signed by Landlord and Tenant. Tenant agrees to make any modifications of the terms and provisions of this Lease required or requested by any lending institution providing financing for the Building, or Project, as the case may be, provided that no such modifications will materially adversely affect Tenant's rights and obligations under this Lease.

         27.15 Entire Agreement. This Lease, the exhibits and addenda, if any, contain the entire agreement between Landlord and Tenant. No promises or representations, except as contained in this Lease, have been made to Tenant respecting the condition or manner of operating the Premises, the Building, or the Project.

         27.16 Captions. The captions of the various articles and sections of this Lease are for convenience only and do not necessarily define, limit, describe, or construe the contents of such articles or sections.

         27.17 Notice of Landlord's Default. In the event of any alleged default in the obligation of Landlord under this Lease, Tenant will deliver to Landlord written notice listing the reasons for Landlord's default and Landlord will have 30 days following receipt of such notice to cure such alleged default or, in the event the alleged default cannot reasonably be cured within a 30-day period, to commence action and proceed diligently to cure such alleged default. A copy of such notice to Landlord will be sent to any holder of a mortgage or other encumbrance on the Building or Project of which Tenant has been notified in writing, and any such holder will also have an additional like period to cure such alleged default.

         27.18 Authority. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

         27.19 Brokers. Tenant represents and warrants that it has not consulted or negotiated with any broker, finder or agent with regard to the Premises except the broker, named in Section 1.1, if any. Tenant agrees to hold Landlord harmless and indemnify Landlord against all costs, expenses, attorneys' fees, or other liability for commissions or other compensation or charges claimed by any broker, finder or agent claiming the same by, through or under Tenant and such indemnity shall survive the expiration or earlier termination of this Lease.

         27.20 Governing Law. This Lease will be governed by and construed pursuant to the laws of the state in which the Project is located.

         27.21 Late Payments. Any Rent or other monetary obligation due Landlord that is not paid when due will accrue interest at a rate of the Prime Rate plus 5% per annum (but in no event in an amount in excess of the maximum rate allowed by applicable law) from the date on which it was due until the date on which it is paid in full with accrued interest. In addition to the foregoing, Tenant shall pay to Landlord a late charge of 5% of the amount due.

         27.22 No Easements for Air or Light. Any diminution or shutting off of light, air, or view by any structure that may be erected on lands adjacent to the Building will in no way affect this Lease or impose any liability on Landlord.

         27.23 Tax Credits. Landlord is entitled to claim all tax credits and depreciation attributable to leasehold improvements in the Premises. Promptly after Landlord's demand, Landlord and Tenant will prepare a detailed list of the leasehold improvements and fixtures and their respective costs for which Landlord or Tenant has paid. Landlord will be entitled to all credits and depreciation for those items for which Landlord has paid by means of any Tenant finish allowance or otherwise. Tenant will be entitled to any tax credits and depreciation for all items for which Tenant has paid with funds not provided by Landlord.

         27.24 Relocation of the Premises. Landlord reserves the right to relocate the Premises to substantially comparable space within the Project, pursuant to this Section 27.24. Landlord will give Tenant a written notice of its intention to relocate the Premises, and Tenant will complete such relocation within 60 days after receipt of such written notice. If Tenant does relocate within the Project, then effective on the date of such relocation this Lease will be amended by deleting the description of the original Premises and substituting for it a description of such comparable space. Landlord agrees to reimburse Tenant for its actual reasonable moving costs to such other space within the Project, the reasonable costs of reprinting stationery, and the costs of rewiring the new Premises for telephone and computers comparably to the original Premises.

         27.25 Financial Reports. Within 15 days after Landlord's request, Tenant will furnish Tenant's most recent audited financial statements (including any notes to them) to Landlord, or, if no such audited statements have been prepared, such other financial statements (and notes to them) as may have been prepared by an independent certified public accountant or, failing those, Tenant's internally prepared financial statements. Tenant will discuss its financial statements with Landlord and will give Landlord access to Tenant's books and records in order to enable Landlord to verify the financial statements. Landlord will not disclose any aspect of Tenant's financial statements that Tenant designates to Landlord as confidential except (a) to Landlord's lenders or prospective purchasers of the Project, (b) in litigation between Landlord and Tenant, and (c) if required by court order or subpoena.

         27.26    INTENTIONALLY DELETED.

         27.27 Binding Effect. The covenants, conditions, and agreements contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

         27.28 Terms. The necessary grammatical changes required to make the provisions hereof apply either to corporations, partnerships, or individuals, men or women, as the case may be, shall in all cases be assumed as though in each case fully expressed.

         27.29 Definition of Landlord. All indemnities, covenants, and agreements of Tenant contained herein which inure to the benefit of Landlord shall be construed to also inure to the benefit of Landlord's beneficiaries and their partners, agents and employees and employees of their agents.

         27.30 Rights Cumulative. All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights and remedies allowed by law.

         27.31 Change of Building Name. Landlord reserves the right at any time and without liability to any tenant to change the name by which the Building or Project is designated.

         27.32 Force Majeure. When a period of time is herein prescribed for any action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

         27.33 Third Party Beneficiary. It is specifically understood and agreed that no person shall be a third party beneficiary hereunder and that none of the provisions of this Lease shall be for the benefit of or be enforceable by anyone other than the parties hereto, and that only the parties hereto and their permitted assignees shall have rights hereunder.

         27.34 No Joint Venture. Landlord and Tenant are not and shall not be deemed to be, for any purpose, partners or joint venturers with each other.

         27.35 Remedies. If Tenant believes that Landlord has unreasonably withheld its consent in any instance in connection with this Lease, Tenant's sole remedy will be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction in connection with Landlord's agreement to give its consent, and Tenant shall not be entitled to make claim for, and hereby expressly waives, any claim for damages by reason of Landlord withholding its consent.

         27.36 WAIVER OF JURY TRIAL. LANDLORD AND TENANT BY THIS SECTION 27.36 WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES TO THIS LEASE AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, OR ANY OTHER CLAIMS (EXCEPT CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE), AND ANY EMERGENCY STATUTORY OR ANY OTHER STATUTORY REMEDY.

         Landlord and Tenant have executed this Lease as of the day and year first above written.

Tenant:                                             Landlord:
INTERNATIONAL COSMETICS MARKETING                   BROOKWOOD MERIDIAN PARTNERS,
                                                    LTD.
CO., d/b/a BEVERLY SASSOON WORLDWIDE


By: /s/ Sonny Spoden                                By:________________________

Name: Sonny Spoden                                  Name:______________________

Title: Chief Financial Officer                      Title:_____________________


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Attest/Witness:                                      Attest/Witness:



By:  /s/ Susan Russo                                 By:________________________

Name: Susan Russo                                    Name:______________________

Its:___________________________________              Its:_______________________










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                                   EXHIBIT "B"
                                LEGAL DESCRIPTION

THOSE CERTAIN TWO PIECES, PARCELS, OR TRACTS OF LAND, LYING SITUATE AND BEING IN PALM BEACH COUNTY, FLORIDA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A parcel of land being a portion of Parcel "A" of the plat "ARVIDA PARK OF COMMERCE PLAT NO. 9," as recorded in Plat Book 50, Page 148 of the current public records of Palm Beach County, Florida being more particularly described as follows:

BEGINNING at the Southwest comer of said Parcel "A"; thence N. 00 degrees 31 minutes 13 seconds W., along the West line of said "ARVIDA PARK OF COMMERCE PLAT NO. 9", a distance of 367.50 feet; thence S. 89 degrees 33 minutes 05 seconds E., a distance of 187.00 feet; thence N. 61 degrees 23 minutes 38 seconds E. a distance of 20.59 feet; thence S. 89 degrees 33 minutes 05 seconds E., a distance of 306.40 feet to a point of intersection with the East line of said "ARVIDA PARK OF COMMERCE PLAT NO. 9"; THENCE S. 00 degrees26 minutes 55 seconds W., along said East line a distance of 377.45 feet to the Southeast comer of said Parcel "A"; thence N. 89 degrees 33 minutes 05 seconds W. along the South line of said Parcel "A", a distance of 505.18 feet to the POINT OF BEGINNING. [BASIC PARCEL]

TOGETHER WITH that certain irrevocable non-exclusive common easement for pedestrian, vehicular, and utility ingress, egress, and access upon, over, across, through, and under the following described parcel as granted by and subject to the terms and conditions of that certain Declaration of Reciprocal Easements dated December 7, 1988 and recorded among the current public records of Palm Beach County, Florida under Clerk's No. 88-338688:

A portion of Parcel "A" of Arvida Park of Commerce Plat No. 9, according to the Plat thereof as recorded in Plat Book 50, Page 148 of the Public Records of Palm Beach County, Florida, being more particularly described as follows:

COMMENCING at the Southeast comer of said Parcel "A", thence N. 0 degrees 26 minutes 55 seconds E. along the East line of said Parcel "A" a distance of
377.45 feet to the POINT OF BEGINNING of this description; thence continue N. 0 degrees 26 minutes 55 seconds E., a distance of 20.0 feet; thence N. 89 degrees 33 minutes 05 seconds W., a distance of 70.0 feet; thence N. 0 degrees 26 minutes 55 seconds East, a distance of 25.0 feet; thence N.89 degrees 33 minutes 05 seconds W., a distance of 45.0 feet; thence S. 0 degrees 26 minutes 55 seconds W., a distance of 27.50 feet; thence S. 72 degrees 47 minutes 55 seconds W., a distance of 57.72 feet; thence S. 89 degrees 33 minutes 05 seconds E., a distance of 170.0 feet to the POINT OF BEGINNING. [ACCESS EASEMENT PARCEL]


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                                    EXHIBIT D
                              RULES AND REGULATIONS

1. Landlord may from time to time adopt appropriate systems and procedures for the security or safety of the Building, any persons occupying, using, or entering the Building, or any equipment, furnishings, or contents of the Building, and Tenant will comply with Landlord's reasonable requirements relative to such systems and procedures.

2. The sidewalks, halls, passages, exits, entrances, elevators, and stairways of the Building will not be obstructed by any tenants or used by any of them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, escalators, and stairways are not for the general public, and Landlord will in all cases retain the right to control and prevent access to such halls, passages, exists, entrances, elevators, and stairways of all persons whose presence in the judgment of Landlord and would be prejudicial to the safety, character, reputation, and interests or the Building and its tenants, provided that nothing contained in these rules and regulations will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building except such roof or portion of such roof as may be contiguous to the Premises of a particular tenant and may be designated in writing by Landlord as a roof deck or roof garden area. No tenant will be permitted to place or install any object (including without limitation radio and television antennas, loudspeakers, sound amplifiers, microwave dishes, solar devices, or similar devices) on the exterior of the Building or on the roof of the Building.

3. No sign, placard, picture, name, advertisement, or written notice visible from the exterior of Tenant's Premises will be inscribed, painted, affixed, or otherwise displayed by Tenant on any part of the Building or the Premises without the prior written consent of Landlord. Landlord will adopt and furnish to Tenant general guidelines relating to signs inside Building on the office floors. Tenant agrees to conform to such guidelines. All approved signs or lettering on doors will be printed, painted, affixed, or inscribed at the expense of the Tenant by a person approved by Landlord. Other than draperies expressly permitted by Landlord and building standard window treatments, material visible from outside the Building will not be permitted. In the event of the violation of this rule by Tenant, Landlord may remove the violating items without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule.

4. No cooking will be done or permitted by any tenant on the Premises, except in areas of the Premises which are specifically constructed for cooking and except that use by the tenant of microwave ovens and Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate, and similar beverages will be permitted, provided that such use is in accordance with all applicable federal, state, and city laws, codes, ordinances, rules, and regulations.

5. No tenant will employ any person or persons other that the cleaning service of Landlord for the purpose of cleaning the Premises, unless otherwise agreed to by Landlord in writing. Except with the written consent of Landlord, no person or persons other than those approved by Landlord will be permitted to enter the Building for the purpose of cleaning it. No tenant will cause any unnecessary labor by reason of such tenant's carelessness or indifference in the preservation of good order and cleanliness. Should Tenant's actions

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         result in any increased expense for any required cleaning, Landlord reserves the right to assess Tenant for such expenses.

6. The toilet rooms, toilets, urinals, wash bowls and other plumbing fixtures will not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or any foreign substances will be thrown in such plumbing fixtures. All damages resulting from any misuse of the fixtures will be borne by the tenant who, or whose servants, employees, agents, visitors, or licensees, caused the same.

7. No tenant, or tenant's invitees or licensees, will in any way deface any part of the Premises or the Building of which they form a part. in those portions of the Premises where carpet has been provided directly or indirectly by Landlord, Tenant will at its own expense install and maintain pads to protect the carpet under all furniture having casters other than carpet casters.

8. No tenant will alter, change, replace, or re-key any lock or install a new lock or a knocker on any door of the Premises. Landlord, its agents, or employees will retain a pass (master) key to all door locks on the Premises. Any new door locks required by Tenant or any change in keying of existing locks will be installed or changed by Landlord following tenant's written request to Landlord and will be at Tenant's expense. All new locks and re-keyed locks will remain operable by Landlord's pass (master) key. Landlord will furnish each tenant, free of charge, with two (2) keys to each suite entry door lock on the Premises. Landlord will have the right to collect a reasonable charge for additional keys and cards requested by any tenant. Each tenant, upon termination of its tenancy, will deliver to Landlord all keys and access cards for the Premises and Building that have been furnished to such tenant.

9. The elevator designated for freight by Landlord will be available for use by all tenants in the Building during the hours and pursuant to such procedures as Landlord may determine from time to time. The persons employed to move Tenant's equipment, material, furniture, or other property in or out of the Building must be acceptable to Landlord. The moving company must be a locally recognized professional mover, whose primary business is the performing of relocation services, and must be bonded and fully insured. A certificate or other verification of such insurance must be received and approved by Landlord prior tot he start of any moving operations. Insurance must be sufficient, in Landlord's sold opinion, to cover all personal liability, theft or damage to the Project, including but not limited to floor coverings, doors, walls, elevators, stairs, foliage, and landscaping. Special care must be taken to prevent damage to foliage and landscaping during adverse weather. All moving operations will be conducted at such times and in such a manner as Landlord will direct, and all moving will take place during non-Business Hours unless Landlord agrees in writing otherwise. Tenant will be responsible for the provision of building security during all moving operations, and will be liable for all losses and damages sustained by any party as a result of the failure to supply adequate security. Landlord will have the right to prescribe the weight, size, and position of all equipment, materials, furniture, or other property brought into the Building. Heavy objects will, if considered necessary by Landlord, stand on weed strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such property from any cause, and all damage done to the Building by moving or maintaining such property will be repaired at the expense of Tenant. Landlord reserves the right to inspect all such property to be brought into the Building and to exclude from the Building all such property which violates any of these rules and regulations or the Lease of which these rules and regulations are a part. Supplies,

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         goods, materials, packages, furniture, and all other items of every kind delivered to or taken from the Premises will be delivered or removed through the entrance and route designated by Landlord, and Landlord will not be responsible for the loss or damage of any such property.

10. No tenant will use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible or explosive fluid or material or chemical substance other than limited quantities of such materials or substances reasonably necessary for the operation or maintenance of office equipment or limited quantities of cleaning fluids and solvents required in tenant's normal operations in the Premises, which shall be stored in accordance with applicable law. Without Landlord's prior written approval, no tenant will use any method of heating or air conditioning other than that supplied by Landlord. No tenant will use or keep or permit to be used or kept any foul or noxious gas or substance in the Premises.

11. Tenants shall not, prior to or during the Term, either directly or indirectly, employ or permit the employment of any contractor, mover, mechanic or laborer, or permit any materials in the Premises, if the use of such contractor, mover, mechanic or laborer or such materials would, in Landlord's opinion, create any difficulty, strike or jurisdictional dispute with other contractors, movers, mechanics or laborers engaged by Landlord, tenants, or others, or would in any way disturb the construction, maintenance, cleaning, repair, management, security or operation of the Building, Project or any part thereof Any tenant, upon demand by Landlord, shall c all contractors, movers, mechanics, laborers or materials causing such interference, difficulty or conflict to leave or be removed from the Project immediately.

12. Landlord will have the right to prohibit any advertising by Tenant mentioning the Building that, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenant will refrain from or discontinue such advertising.

13. Tenant will not bring any animals (except "Seeing Eye" dogs) or birds into the Building, and will not permit bicycles or other vehicles inside or on the sidewalks outside the Building except in areas designated from time to time by Landlord for such purposes.

14. All persons, entering or leaving the Building between the hours of 6 p.m. and 7 a.m. Monday through Friday, and at all hours on Saturdays, Sundays, and holidays will comply with such off-hour regulations as Landlord may establish and modify from time to time. Landlord reserves the right to limit reasonably or restrict access to the Building during such time periods.

15. Each tenant will store all its trash and garbage within its Premises. No material will be placed in the trash boxes of receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal will be made only through entryways and elevators provided for such purposes and at such times as Landlord designates. Removal of any furniture or furnishings, large equipment, packing crates, packing materials, and boxes will be the responsibility of each tenant and such items may not be disposed of in the Building trash receptacles nor will they be removed by the Building's janitorial service, except at Landlord's sole option and at the tenant's expense. No furniture, appliances, equipment, or flammable products of any type may be disposed of in the Building trash receptacles.


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16.      Canvassing, peddling, soliciting, and distributing handbills or any other written materials in the Building are prohibited, and each tenant will cooperate to prevent the same.

17. The requirements of the tenants will be attended to only upon application by written, personal, or telephone notice at the office of the Building. Employees of Landlord or Landlord's agent will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

18. A directory of the Building will be provided for the display of the name and location of tenants only. All entries on the Building directory display will conform to standards and style set by Landlord in its sole discretion. Space on any exterior signage will be provided in Landlord's sole discretion. No tenant will have any right to the use of any exterior sign.

19. Tenant will see that the doors of the Premises are closed and locked and that all water faucets, water apparatus, and utilities are shut off before Tenant or Tenant's employees leave the Premises, so as to prevent waste or damage, and for any failure to comply or carelessness in this regard Tenant will make good all injuries sustained by other tenants or occupants of the Building or Landlord. On multiple-tenancy floors, all tenants will keep the doors to the Building corridors closed at all times except for ingress and egress.

20. Tenant will not conduct itself in any manner that is inconsistent with the character of the Building as a first quality building or that will impair the comfort and convenience of other tenants in the Building.

21. Tenant (including tenant's employees, agents, invitees, and visitors) will use the parking spaces solely for the purpose of parking passenger model cars, small vans, and small trucks and will comply in all respects with any rules and regulations that may be promulgated by Landlord from time to time with respect to the parking areas. The parking areas will not be used by Tenant, its agents, or employees, for overnight parking of vehicles, except with Landlord's prior consent. Tenant will ensure that any vehicle parked in any of the parking spaces will be kept in proper repair and will not leak oil, grease, gasoline, or any other fluids. if any of the parking spaces are at any time used
         (a) for any purpose other than parking as provided above; (b) in any way or manner reasonably objectionable to Landlord; or (c) by Tenant after default by Tenant under the Lease, Landlord, in addition to any other rights available to Landlord, may consider such default an event of default under the Lease.

22. No act or thing done or omitted to be done by Landlord or Landlord's agent during the term of the Lease in connection with the enforcement of these rules and regulations will constitute an eviction by Landlord of any tenant nor will it be deemed an acceptance of surrender of the Premises by any tenant, and no agreement to accept such termination or surrender will be valid unless in a writing signed by Landlord. The delivery of keys to any employee or agent of Landlord will not operate as a termination of the Lease or a surrender of the Premises unless such delivery of keys is done in connection with a written instrument executed by Landlord approving the termination or surrender.

23. Neither Tenant, nor any of its sub-lessees or permitted assigns, nor any agents or employees of Tenant or its sub-lessess or permitted assigns, nor other person or entity will under any circumstances all entry onto the Premises by (i) any inmates of any prison or other correctional facility, (ii) any in-patients of any psychiatric facility, (iii) any person who is physically restrained (e.g., by handcuffs, shackles, strait jackets or under guard) at the

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         time he or she enters the Premises, or (iv) any other person who is in the custody of any governmental authority.

24. In these rules and regulations, the term "tenant" includes the employees, agents, invitees, and licensees of Tenant and others permitted by Tenant to use or occupy the Premises.

25. Landlord may waive any one or more of these rules and regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord will be construed as a waiver of such rules and regulations in favor of any other tenant or tenants, nor prevent Landlord from enforcing any such rules and regulations against any or all of the tenants of the Building after such waiver.

26. These rules and regulations are in addition to, and will not be construed to modify or amend, in whole or in part, the terms, covenants, agreements, and conditions of the Lease.


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